UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 7123

Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	8/31/2010

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR Form will be filed for this series, as appropriate.

ADVANTAGE FUNDS, INC.

-        DREYFUS EMERGING LEADERS FUND

-        DREYFUS INTERNATIONAL VALUE FUND

-        DREYFUS MIDCAP VALUE FUND

-        DREYFUS OPPORTUNISTIC SMALL CAP FUND

-        DREYFUS STRATEGIC VALUE FUND

-        DREYFUS STRUCTURED MIDCAP FUND

-        DREYFUS TECHNOLOGY GROWTH FUND

FORM N-CSR

Item 1.                        Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Important Tax Information
28	Information About the Review and Approval of the Fund’s Management Agreement
32	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Emerging Leaders Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Emerging Leaders Fund, covering the 12-month period from September 1, 2009, through August 31, 2010.

As the summer of 2010 cooled off, so did the pace of the U.S. and global economic recoveries. Former engines of growth appeared to stall as large parts of the developed world remained indebted and burdened by weak housing markets.While some emerging markets have posted more impressive growth rates, their developing economies have not yet provided a meaningful boost to global economic activity.The result has been a subpar U.S. recovery with stubbornly high unemployment rates, low levels of consumer confidence and muted corporate investment.

Nonetheless, we do not expect a return to recessionary conditions, thanks to record low short-term interest rates and quantitative easing from the Federal Reserve Board. In addition, the corporate profit outlook continues to be positive for many U.S. companies that have taken advantage of improved demand while aggressively controlling costs. Consequently, we believe high-quality stocks, in general, are now attractive relative to other asset classes due to improved valuations, healthy corporate balance sheets and better-than-expected earnings. As always, your financial advisor is best-suited to help you evaluate and adjust your investments and potentially seize opportunities in this slow-growth economic context.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2009, through August 31, 2010, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, Dreyfus Emerging Leaders Fund produced a total return of 4.62%.1 In comparison, the fund’s benchmark, the Russell 2000 Index (the “Index”), achieved a 6.60% total return for the same period.2

Economic uncertainties undermined stock prices over the reporting period’s second half, offsetting gains achieved during a market rally over the first half.The fund’s returns lagged the benchmark, primarily due to disappointing results in the financials, consumer discretionary and materials sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.

Stocks are selected for the fund’s portfolio based primarily on bottom-up fundamental analysis.The fund’s portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger. Intrinsic value is based on the combination of the valuation assessment of the company’s operating divisions with the firm’s economic balance sheet. Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment.A company’s stated and hidden liabilities and assets are included in the portfolio managers’ economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the fund’s investable universe.The fund’s portfolio managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the fund’s portfolio to reflect new developments.

TheFund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Uncertainties Trumped Good Earnings

From September 2009 through April 2010, strong earnings reports and other evidence of continued economic recovery drove most stocks higher. However, in early May 2010 investor confidence was shaken by signs that the global recovery might be losing momentum, including a sovereign debt crisis in Europe, inflationary pressures in China and persistently high levels of unemployment and ongoing troubles in housing markets in the United States.As a result, U.S. stocks lost some of the ground they had gained earlier.While small-cap stocks suffered during the spring and summer of 2010, the strength of their earlier gains positioned them to finish the reporting period with better results, on average, than large-cap stocks.

Individual Holdings Produced Mixed Returns

In this changing market environment, the fund’s relative performance was undermined by disappointments in the financials sector, where uncertainty in the financial markets hurt the stock prices of FBR Capital Markets, Janus Capital Group andTradeStation Group. Lower natural gas prices and lack of drilling success caused Comstock Resources and PetroHawk Energy to underperform their energy peers. The fund’s holdings in the materials sector lagged the benchmark’s counterparts.We had maintained underweighted exposure to the sector in light of rich valuations, but materials producers gained value as global investors refocused on companies poised to benefit from above-trend growth in the emerging markets.

Several positions in the technology sector posted much better returns. From a depressed valuation base, Lattice Semiconductor posted a large gain which was realized when the position was sold during the reporting period. Rovi, a leading vendor of interactive programming guides for cable and high definition television sets continued its upward trend in profits and stock price.

The fund also achieved better results in the health care sector, where takeover activity remained high. Our holding in Abraxis Bioscience received an unsolicited takeover bid from Celgene Corporation at a

4

significant premium over recent trading prices. In addition, anthrax vaccine maker Emergent BioSolutions benefited from incremental new orders from the Federal Government.

In the industrials sector, pent-up demand for trucks supported higher sales and earnings for ArvinMeritor and other machinery producers. Air carriers such as UAL and US Airways Group achieved higher earnings through improved capacity utilization.

Positioned for Further Recovery

Despite the possibility of slowing U.S. economic growth in the near term, we believe the recovery is likely to remain intact but at a more moderate level.We have been particularly encouraged by recently strong levels of corporate profitability.Therefore, we have positioned the fund to seek to benefit from continued economic growth, with overweighted exposure to industrial stocks and, to a lesser degree, the consumer discretionary sector.At the end of the reporting period, the fund held relatively light exposure to materials stocks and real estate investment trusts in the financials sector, where valuations appear to us to be stretched.

September 15, 2010

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The Dreyfus Corporation has undertaken to absorb certain fund expenses pursuant to an agreement in effect through March 31,
2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The
Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization. Investors cannot invest directly in any index.

TheFund 5

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/10
	1 Year	5 Years	10 Years
Fund	4.62%	–7.19%	–1.92%
Russell 2000 Index	6.60%	–0.69%	2.48%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Emerging Leaders Fund on 8/31/00 to a $10,000 investment made in the Russell 2000 Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Leaders Fund from March 1, 2010 to August 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2010

Expenses paid per $1,000†	$ 6.84
Ending value (after expenses)	$938.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2010

Expenses paid per $1,000†	$ 7.12
Ending value (after expenses)	$1,018.15

† Expenses are equal to the fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

TheFund 7

STATEMENT OF INVESTMENTS
August 31, 2010

Common Stocks—98.3%	Shares	Value ($)
Commercial & Professional Services—7.7%
CDI	40,850	453,026
Forrester Research	34,630 [a]	1,062,795
HNI	24,670	576,538
ICF International	42,300 [a]	892,107
Interpublic Group of Cos.	325,250 [a]	2,774,383
Kelly Services, Cl. A	36,110 [a,b]	376,988
Meritage Homes	65,930 [a]	1,177,510
SFN Group	74,540 [a]	405,498
Steelcase, Cl. A	153,560	953,608
Wright Express	30,880 [a]	991,557
		9,664,010
Consumer Durables—6.6%
American Axle & Manufacturing Holdings	179,710 [a]	1,504,173
ArvinMeritor	174,870 [a]	2,285,551
Dana Holding	161,940 [a]	1,661,504
Furniture Brands International	219,700 [a]	1,021,605
Modine Manufacturing	172,500 [a]	1,714,650
		8,187,483
Consumer Non-Durables—3.0%
B&G Foods	89,070	951,268
Dole Food Company	128,660 [a]	1,111,622
Nash Finch	41,840	1,643,057
		3,705,947
Consumer Services—3.1%
Belo, Cl. A	323,310 [a]	1,690,911
CBS, Cl. B	61,540	850,483
Orient-Express Hotels, Cl. A	158,520 [a]	1,369,613
		3,911,007
Energy Minerals—5.1%
Comstock Resources	38,650 [a,b]	841,410
Gulfport Energy	56,190 [a]	638,880
Helix Energy Solutions Group	195,450 [a]	1,778,595

8

Common Stocks (continued)	Shares	Value ($)
Energy Minerals (continued)
Key Energy Services	156,120 [a]	1,250,521
Matrix Service	59,330 [a]	504,898
PetroHawk Energy	20,420 [a]	308,750
Resolute Energy	95,180 [a,b]	1,016,522
		6,339,576
Finance—13.2%
CB Richard Ellis Group, Cl. A	116,140 [a]	1,907,019
Chimera Investment	279,740 [c]	1,099,378
FBR Capital Markets	401,410 [a]	1,372,822
First Midwest Bancorp	53,960	592,481
Glacier Bancorp	42,780	592,075
Janus Capital Group	201,060	1,825,625
Jones Lang LaSalle	15,960	1,205,140
PacWest Bancorp	35,720	609,383
Portfolio Recovery Associates	37,730 [a,b]	2,403,401
PrivateBancorp	177,790	1,859,683
TradeStation Group	232,520 [a]	1,364,892
Waddell & Reed Financial, Cl. A	22,210	511,052
Wilmington Trust	127,450	1,121,560
		16,464,511
Health Care Technology—11.2%
Abraxis Bioscience	17,470 [a]	1,281,250
Align Technology	114,920 [a,b]	1,841,593
Emergent BioSolutions	193,690 [a]	3,517,410
Genoptix	115,470 [a]	1,987,239
King Pharmaceuticals	349,100 [a]	3,040,661
Onyx Pharmaceuticals	39,420 [a]	949,628
Pain Therapeutics	238,780 [a,b]	1,350,301
		13,968,082
Industrial Services—8.2%
AGCO	3,470 [a]	114,683
Babcock and Wilcox	31,140 [a]	697,536

TheFund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial Services (continued)
Kaman	73,970	1,580,739
Lennox International	37,360	1,583,690
Simpson Manufacturing	97,860	2,156,834
Sterling Construction	67,960 [a]	743,482
UAL	59,590 [a,b]	1,262,712
US Airways Group	66,270 [a]	599,081
WESCO International	47,880 [a]	1,545,566
		10,284,323
Process Industries—.5%
Mohawk Industries	13,540 [a]	599,957
Producer Manufacturing—4.9%
Actuant, Cl. A	135,790	2,691,358
Altra Holdings	106,490 [a]	1,370,526
Columbus McKinnon	83,100 [a]	1,063,680
Griffon	36,430 [a]	389,437
Myers Industries	93,480	595,468
		6,110,469
Retail Trade—6.9%
AFC Enterprises	29,480 [a]	316,910
AnnTaylor Stores	54,030 [a]	828,280
Bebe Stores	164,220	934,412
Brinker International	95,770	1,508,377
Liz Claiborne	497,000 [a,b]	2,087,400
OfficeMax	100,480 [a]	978,675
Saks	242,260 [a,b]	1,911,431
		8,565,485
Technology Services—15.8%
Blue Nile	39,150 [a,b]	1,607,499
Cadence Design Systems	173,390 [a]	1,179,052
DealerTrack Holdings	166,330 [a]	2,452,536
Encore Wire	51,240	937,180
MICROS Systems	59,930 [a]	2,283,333
Microsemi	88,010 [a]	1,232,140

10

Common Stocks (continued)	shares	Value ($)
Technology Services (continued)
Omnicell	115,790 [a]	1,291,637
Rovi	39,120 [a]	1,702,111
ScanSource	102,140 [a]	2,549,414
Sykes Enterprises	126,010 [a]	1,507,080
Take-Two Interactive Software	81,100 [a,b]	674,752
Vishay Intertechnology	171,310 [a]	1,317,374
Vishay Precision Group	22,214 [a]	321,881
Websense	32,310 [a]	628,430
		19,684,419
Telecommunication Services—3.2%
Cbeyond	72,110 [a,b]	861,715
General Communication, Cl. A	83,820 [a]	755,218
GeoEye	26,740 [a]	974,406
PAETEC Holding	349,490 [a]	1,432,909
		4,024,248
Transportation—3.5%
Con-way	88,950	2,331,380
Saia	63,410 [a]	741,263
UTi Worldwide	92,760	1,299,568
		4,372,211
Utilities—5.4%
Great Plains Energy	90,830	1,679,447
PNM Resources	234,870	2,686,913
Portland General Electric	120,070	2,398,999
		6,765,359
Total Common Stocks
(cost $132,051,628)		122,647,087

Other Investment—1.3%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,597,000)	1,597,000 [d]	1,597,000

TheFund 11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—8.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $10,922,389)	10,922,389 [d]	10,922,389

Total Investments (cost $144,571,017)	108.4%	135,166,476
Liabilities, Less Cash and Receivables	(8.4%)	(10,436,665)
Net Assets	100.0%	124,729,811

a Non-income producing security.
b Security, or portion thereof, on loan.At August 31, 2010, the market value of the fund’s securities on loan was
$10,821,719 and the market value of the collateral held by the fund was $10,922,389.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Technology Services	15.8	Energy Minerals	5.1
Finance	13.2	Producer Manufacturing	4.9
Health Care Technology	11.2	Transportation	3.5
Money Market Investments	10.1	Telecommunication Services	3.2
Industrial Services	8.2	Consumer Services	3.1
Commercial & Professional Services	7.7	Consumer Non-Durables	3.0
Retail Trade	6.9	Process Industries	.5
Consumer Durables	6.6
Utilities	5.4		108.4

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $10,821,719)—Note 1(b):
Unaffiliated issuers	132,051,628	122,647,087
Affiliated issuers	12,519,389	12,519,389
Cash		54,802
Receivable for investment securities sold		794,333
Dividends and interest receivable		44,232
Receivable for shares of Common Stock subscribed		3,243
Prepaid expenses		11,510
		136,074,596
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		132,756
Liability for securities on loan—Note 1(b)		10,922,389
Payable for investment securities purchased		106,870
Payable for shares of Common Stock redeemed		63,801
Accrued expenses		118,969
		11,344,785
Net Assets ($)		124,729,811
Composition of Net Assets ($):
Paid-in capital		199,534,499
Accumulated undistributed investment income—net		20,961
Accumulated net realized gain (loss) on investments		(65,421,108)
Accumulated net unrealized appreciation
(depreciation) on investments		(9,404,541)
Net Assets ($)		124,729,811
Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		8,093,468
Net Asset Value, offering and redemption price per share ($)		15.41

See notes to financial statements.

TheFund 13

STATEMENT OF OPERATIONS
Year Ended August 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $132 foreign taxes withheld at source):
Unaffiliated issuers	1,734,021
Affiliated issuers	1,701
Income from securities lending—Note 1(b)	167,615
Total Income	1,903,337
Expenses:
Management fee—Note 3(a)	1,270,423
Shareholder servicing costs—Note 3(b)	630,691
Professional fees	50,758
Custodian fees—Note 3(b)	27,719
Prospectus and shareholders’ reports	25,275
Registration fees	19,523
Directors’ fees and expenses—Note 3(c)	9,034
Loan commitment fees—Note 2	4,965
Interest expense—Note 2	356
Miscellaneous	14,587
Total Expenses	2,053,331
Less—reduction in management fee
due to undertaking—Note 3(a)	(71,797)
Less—reduction in fees due to
earnings credits—Note 1(b)	(718)
Net Expenses	1,980,816
Investment (Loss)—Net	(77,479)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,443,160
Net unrealized appreciation (depreciation) on investments	2,996,662
Net Realized and Unrealized Gain (Loss) on Investments	7,439,822
Net Increase in Net Assets Resulting from Operations	7,362,343

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2010	2009
Operations ($):
Investment income (loss)—net	(77,479)	465,030
Net realized gain (loss) on investments	4,443,160	(69,962,208)
Net unrealized appreciation
(depreciation) on investments	2,996,662	(12,884,210)
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,362,343	(82,381,388)
Dividends to Shareholders from ($):
Investment income—net	(289,551)	(612,041)
Net realized gain on investments	—	(15,842,112)
Total Dividends	(289,551)	(16,454,153)
Capital Stock Transactions ($):
Net proceeds from shares sold	6,198,985	12,489,327
Dividends reinvested	285,155	16,218,155
Cost of shares redeemed	(25,781,361)	(54,297,061)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(19,297,221)	(25,589,579)
Total Increase (Decrease) in Net Assets	(12,224,429)	(124,425,120)
Net Assets ($):
Beginning of Period	136,954,240	261,379,360
End of Period	124,729,811	136,954,240
Undistributed investment income—net	20,961	387,991
Capital Share Transactions (Shares):
Shares sold	375,478	870,738
Shares issued for dividends reinvested	17,583	1,326,097
Shares redeemed	(1,578,660)	(3,722,956)
Net Increase (Decrease) in Shares Outstanding	(1,185,599)	(1,526,121)

See notes to financial statements.

TheFund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	14.76	24.19	33.88	41.32	46.64
Investment Operations:
Investment income (loss)—net[a]	(.01)	.05	.08	.04	(.07)
Net realized and unrealized
gain (loss) on investments	.69[c]	(7.62)	(4.27)	2.28	1.71
Total from Investment Operations	.68	(7.57)	(4.19)	2.32	1.64
Distributions:
Dividends from investment income—net	(.03)	(.07)	(.00)[b]	—	—
Dividends from net realized
gain on investments	—	(1.79)	(5.50)	(9.76)	(6.96)
Total Distributions	(.03)	(1.86)	(5.50)	(9.76)	(6.96)
Net asset value, end of period	15.41	14.76	24.19	33.88	41.32
Total Return (%)	4.62	(29.73)	(13.39)	4.68	3.31
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.45	1.55	1.38	1.33	1.33
Ratio of net expenses
to average net assets	1.40	1.43	1.37	1.33	1.15
Ratio of net investment income
(loss) to average net assets	(.05)	.33	.31	.11	(.15)
Portfolio Turnover Rate	181.65	54.47	65.98	67.66	65.29
Net Assets, end of period ($ x 1,000)	124,730	136,954	261,379	446,201	589,889

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Amount includes litigation proceeds received by the fund amounting to $.15 per share for the year ended
August 31, 2010.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Leaders Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers eleven series, including the fund.The fund’s investment objective is to seek capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

TheFund 17

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierar-

18

chy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	119,977,906	—	—	119,977,906
Equity Securities—
Foreign†	2,669,181	—	—	2,669,181
Mutual Funds	12,519,389	—	—	12,519,389
† See Statement of Investments for industry classification.

TheFund 19

NOTES TO FINANCIAL STATEMENTS (continued)

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least

20

102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended August 31, 2010, The Bank of New York Mellon earned $55,872 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended August 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	8/31/2009 ($)	Purchases ($)	Sales ($)	8/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	970,000	45,598,000	44,971,000	1,597,000	1.3
Dreyfus
Institutional
Cash
Advantage
Fund	26,966,404	144,853,288	160,897,303	10,922,389	8.8
Total	27,936,404	190,451,288	205,868,303	12,519,389	10.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to com-

TheFund 21

NOTES TO FINANCIAL STATEMENTS (continued)

ply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $20,961, accumulated capital losses $59,050,704 and unrealized depreciation $9,404,541. In addition, the fund had $6,370,404 of capital losses realized after October 31, 2009, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2010. If not applied, $10,634,185 of the carryover expires in fiscal 2017 and $48,416,519 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2010 and August 31, 2009 were as follows:

22

ordinary income $289,551 and $634,630 and long-term capital gains $0 and $15,819,523, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility held by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2010 was approximately $25,500 with a related weighted average annualized interest rate of 1.40%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly.The Manager has agreed from September 1, 2009 through March 31, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses (excluding shareholder services fees, taxes, brokerage commissions, interest on borrowings and extraordinary expenses) do not exceed 1.15% of the value of the funds average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $71,797 during the period ended August 31, 2010.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may

TheFund 23

NOTES TO FINANCIAL STATEMENTS (continued)

include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2010, the fund was charged $352,895 pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2010, the fund was charged $83,241 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2010, the fund was charged $12,601 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $718.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2010, the fund was charged $27,719 pursuant to the custody agreement.

During the period ended August 31, 2010, the fund was charged $4,648 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees

24

$100,618, shareholder services plan fees $27,949, custodian fees $4,316, chief compliance officer fees $673 and transfer agency per account fees $12,816, which are offset against an expense reimbursement currently in effect in the amount of $13,616.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2010, amounted to $249,883,965 and $269,512,821, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended August 31, 2010. These disclosures did not impact the notes to the financial statements.

At August 31, 2010, the cost of investments for federal income tax purposes was $144,571,017; accordingly, accumulated net unrealized depreciation on investments was $9,404,541, consisting of $6,195,477 gross unrealized appreciation and $15,600,018 gross unrealized depreciation.

TheFund 25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Emerging Leaders Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Leaders Fund (one of the series comprising Advantage Funds, Inc.) as of August 31, 2010 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Leaders Fund at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 25, 2010

26

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2010 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $89,995 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

TheFund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF
THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 2, 2010, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 30, 2011. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that it believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

28

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail no-load small-cap core funds (the “Performance Group”) and to a larger universe of funds consisting of all retail and institutional small-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s average annual total return was below the Performance Group and Performance Universe medians for all periods ended December 31, 2009. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Dreyfus representatives discussed the recent steps taken to improve fund performance, including recommending new portfolio managers and changes to the fund’s investment approach, which were approved by the Board in February 2010.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board members noted that the fund’s contractual and actual management fees were below the Expense Group and Expense Universe medians and that the fund’s expense ratio was above the Expense Group and Expense Universe medians.After discussions with the Board members, representatives of Dreyfus agreed that Dreyfus will continue to waive receipt of its fees and/or assume the expenses of the fund so that the

TheFund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

total annual fund operating expenses (excluding Rule 12b-1 fees, taxes, brokerage commissions, interest on borrowings and extraordinary expenses) do not exceed 1.15%.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fees.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature,

30

extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that Dreyfus was not realizing a profit on the fund’s operations.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was concerned about the fund’s underperformance, but noted the recent steps Dreyfus had taken to improve fund per- formance, including the appointment of new portfolio managers, changes to the fund’s investment approach and continuation of the fund’s expense limitation.

  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the Management Agreement was in the best interests of the fund and its shareholders.

TheFund 31

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

34

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

TheFund 35

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

NATALIA GRIBAS, Anti-Money Laundering
Compliance Officer since July 2010.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

36

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
23	Notes to Financial Statements
35	Report of Independent Registered Public Accounting Firm
36	Important Tax Information
37	Information About the Review and Approval of the Fund’s Management Agreement
41	Board Members Information
43	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
International Value Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus International Value Fund, covering the 12-month period from September 1, 2009, through August 31, 2010.

As the summer of 2010 cooled off, so did the pace of the global economic recovery. Former engines of growth appeared to stall as large parts of the developed world remained indebted and burdened by weak housing markets. While some emerging markets have posted more impressive growth rates, their developing economies have not yet provided a meaningful boost to global economic activity. The result has been a subpar worldwide recovery with stubbornly high unemployment rates, low levels of consumer confidence and muted corporate investment.

Nonetheless, we do not expect a return to recessionary conditions, thanks to stimulative monetary and fiscal policies in many countries. In addition, the corporate profit outlook continues to be positive as companies have taken advantage of improved demand while aggressively controlling costs. Consequently, we believe international stocks may offer a wider range of investment opportunity, due to improved valuations, healthy corporate balance sheets and better-than-expected earnings. However, selectivity and attention to company-specific fundamentals are likely to be keys to investment success over the foreseeable future. As always, your financial advisor is best-suited to help you evaluate and adjust your global exposure and potentially seize opportunities in this slow-growth economic context.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by D. Kirk Henry, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, Dreyfus International Value Fund’s Class A shares produced a total return of –4.66%, Class B shares returned –5.44%, Class C shares returned –5.49% and Class I shares returned –4.37%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI EAFE Index”), produced a total return of –2.34% for the same period.2

After rallying in the final months of 2009, international stocks declined through August 2010 amid renewed economic concerns. The fund produced lower returns than its benchmark, primarily due to the fund’s underweighted exposure to Australia and its stock selection in the energy sector.

The Fund’s Investment Approach

The fund seeks long-term capital growth by ordinarily investing at least 80% of its assets in stocks of foreign issuers that we consider to be value companies.The fund normally invests in companies in at least 10 foreign countries and generally limits its investments in any single company to no more than 5% of its assets at the time of purchase.

The fund’s investment approach is value-oriented and research-driven. When selecting stocks, we attempt to identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors: value, business health and business momentum.

International Equities Declined in Struggling Economy

Robust economic growth in the emerging markets supported greater global manufacturing activity and higher corporate earnings over the first half of the reporting period, fueling a mild recovery of the global economy. However, the positive effects of the economic expansion on investor sentiment were derailed early in 2010 by a sovereign debt crisis in Europe, where Greece and other nations found themselves

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

unable to finance heavy debt loads, requiring austerity measures from government officials. In addition, global investors worried that efforts to forestall inflationary pressures in China might dampen economic growth in Asia, an appreciating currency hurt exports in Japan and high unemployment levels weighed on the rebound in the United States. Finally, the catastrophic oil spill in the Gulf of Mexico introduced an additional degree of volatility to global equity markets.

By the end of the reporting period, these developments had weighed heavily on international stock prices. Losses for U.S. residents were compounded by falling currency exchange rates relative to the U.S. dollar in most major markets except Japan.

Energy and Consumer Staples Stocks Dampened Fund Results

In this challenging environment, the fund’s underweighted exposure to Australia hurt relative performance, as did its lack of positions in materials producers BHP Billiton and Rio Tinto.The fund’s holding in Nufarm, an Australian agricultural chemical group that manufactures products such as weed killer, underperformed due to excess industry supply and a poor regional planting season. In Finland, relatively heavy exposure to telephone handset manufacturer Nokia undermined performance when the company announced disappointing quarterly earnings, giving us an opportunity to add to the fund’s position at more attractive prices. From a sector viewpoint, the fund’s energy holdings lagged their respective benchmark components, due to weakness in United Kingdom-based oil giant BP, France’s Total, Italian refiner Saras and Japan’s INPEX. Consumer staples stocks also generally hurt relative performance, as Japanese conglomerate Matsumotokiyoshi Holdings and the United Kingdom’s Unilever disappointed. The fund did not hold better-performing companies such as British American Tobacco and brewer SABMiller, which also contributed to lagging performance.

The fund achieved better results in Switzerland, where pharmaceutical developer Novartis and specialty chemicals company Clariant benefited from a weaker euro. The fund also profited from underweighted exposure to Swiss financial companies, which declined along with European banks. The fund scored a number of successes in Hong Kong—including conglomerate Hutchison Whampoa and electronic components supplier Johnson Electric—on the strength of robust regional growth in Asia. Similarly, financial companies in Hong Kong prospered due to their focus on Asia and lack of exposure to the mortgage-related issued plaguing U.S. and European banks.

4

In fact, the financials sector represented the fund’s top performing industry group, owing to our decision to largely avoid troubled banks in Europe and, later in the reporting period, invest in attractively valued Japanese banks.The fund’s investments in the telecommunications services sector also produced above-average results, due to an emphasis on the United Kingdom’s Vodafone Group and Germany’s Deutsche Telekom, along with underweighted exposure to Spain’s Telefonica.

Seeking Opportunities in Volatile Markets

As of the reporting period’s end, international equity valuations have moderated to more reasonable levels, especially in Europe. Despite the region’s ongoing troubles, we believe the European Union is likely to remain viable, as its larger and more fiscally stable members have remained committed to the euro. Although near-term prospects for stocks in other regions of the world also remain uncertain, we continue to be optimistic regarding the long-term growth potential of businesses in a number of regional markets. Indeed, we would regard any further pullbacks as opportunities to purchase the stocks of fundamentally strong companies at more attractive prices.

September 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The portfolio’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging markets countries.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Investments in foreign securities involve special risks. Please read the prospectus for further discussion of these risks.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,Australasia, Far East
(MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.The Index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus International Value Fund on 8/31/00 to a $10,000 investment made in the Morgan Stanley Capital International Europe,Australasia, Far East Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Performance for Class B, Class C and Class I shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/10

	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	9/29/95	–10.13%	–1.30%	2.27%
without sales charge	9/29/95	–4.66%	–0.12%	2.88%
Class B shares
with applicable redemption charge †	11/15/02	–9.22%	–1.16%	2.56%†††,††††
without redemption	11/15/02	–5.44%	–0.95%	2.56%†††,††††
Class C shares
with applicable redemption charge ††	11/15/02	–6.43%	–0.88%	2.29%†††
without redemption	11/15/02	–5.49%	–0.88%	2.29%†††
Class I shares	11/15/02	–4.37%	0.32%	3.19%†††
Morgan Stanley Capital
International Europe,
Australasia, Far East Index		–2.34%	0.96%	1.10%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class B, C and I shares of the fund represent the performance of the fund’s Class A shares for periods prior to November 15, 2002 (the inception date for Class B, C and I shares), adjusted to reflect the applicable sales load for each share class.
††††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Value Fund from March 1, 2010 to August 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2010
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 7.92	$ 11.62	$ 11.42	$ 5.92
Ending value (after expenses)	$940.20	$936.60	$936.60	$941.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2010
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 8.24	$ 12.08	$ 11.88	$ 6.16
Ending value (after expenses)	$1,017.04	$1,013.21	$1,013.41	$1,019.11

† Expenses are equal to the fund’s annualized expense ratio of 1.62% for Class A, 2.38% for Class B, 2.34% for Class C and 1.21% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
August 31, 2010

Common Stocks—97.6%	Shares	Value ($)
Australia—4.5%
BlueScope Steel	357,720	681,086
Foster’s Group	299,670	1,615,701
Insurance Australia Group	503,287	1,540,350
National Australia Bank	126,310	2,607,180
Nufarm	406,372	1,391,970
Primary Health Care	409,480	1,176,740
QBE Insurance Group	86,200	1,264,658
		10,277,685
Brazil—.7%
Petroleo Brasileiro, ADR	22,840	761,714
Tele Norte Leste Participacoes, ADR	54,370	737,257
		1,498,971
China—1.2%
China Railway Group, Cl. H	1,091,000	793,837
Guangzhou Automobile Group, Cl. H	562,194 [a]	659,130
PetroChina, ADR	11,401	1,240,087
		2,693,054
Finland—2.5%
Nokia	551,420	4,713,320
UPM-Kymmene	60,563	831,186
		5,544,506
France—12.7%
Alstom	40,790	1,945,655
Carrefour	48,610	2,207,165
Credit Agricole	109,615	1,381,456
Danone	28,120	1,511,105
France Telecom	126,495	2,571,225
GDF Suez	89,275	2,764,424
Lagardere	27,410	987,352
Peugeot	28,890 [a]	758,943
Sanofi-Aventis	77,720	4,458,674
Societe Generale	58,223	2,964,606
Total	107,340	5,015,303
Vivendi	100,042	2,333,988
		28,899,896

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Germany—6.8%
Allianz	13,820	1,417,535
Bayer	31,880	1,946,469
Celesio	51,030	1,034,685
Daimler	29,986 [a]	1,457,671
Deutsche Lufthansa	72,110 [a]	1,138,156
Deutsche Telekom	61,350	807,779
E.ON	107,770	3,032,572
Muenchener Rueckversicherungs	14,720	1,880,316
RWE	18,504	1,211,855
Siemens	16,510	1,501,803
		15,428,841
Hong Kong—3.9%
China Mobile, ADR	24,090	1,236,299
Esprit Holdings	298,256	1,671,729
Hang Seng Bank	256,800	3,522,489
Hutchison Whampoa	295,200	2,182,099
Techtronic Industries	267,500	232,467
		8,845,083
Israel—.7%
Teva Pharmaceutical Industries, ADR	31,290	1,582,648
Italy—4.0%
Banco Popolare	94,310	530,345
Buzzi Unicem	76,910	697,844
ENI	52,545	1,043,429
Finmeccanica	215,256	2,161,807
Parmalat	299,490	720,725
Saras	1,622,530 [a]	2,757,300
Unipol Gruppo Finanziario	1,741,274	1,162,894
		9,074,344
Japan—25.3%
Astellas Pharma	34,200	1,181,795
Bridgestone	85,600	1,485,595
Chuo Mitsui Trust Holdings	713,560	2,531,138
COCA-COLA WEST	33,500	567,837
Credit Saison	79,400	1,008,449
Daiwa House Industry	200,600	1,881,595

10

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
East Japan Railway	37,100	2,402,381
INPEX	367	1,660,040
Kao	37,000	860,148
KDDI	601	2,897,334
Matsumotokiyoshi Holdings	77,700	1,475,199
Medipal Holdings	73,000	908,916
Mitsubishi Chemical Holdings	242,000	1,146,483
Mitsubishi Gas Chemical	243,000	1,313,201
Mitsubishi UFJ Financial Group	681,700	3,253,919
Murata Manufacturing	12,170	578,006
NEC	322,000	820,236
Nintendo	2,470	687,402
Nippon Express	142,000	496,941
Nomura Holdings	254,500	1,432,907
Nomura Research Institute	68,300	1,327,626
Panasonic	126,700	1,610,708
Rengo	175,000	1,170,694
Ricoh	68,800	879,552
Ryohin Keikaku	49,700	1,738,110
Sankyo	23,400	1,183,788
Secom	36,900	1,605,398
Seven & I Holdings	122,600	2,801,952
Shimachu	72,400	1,423,697
Shimizu	387,000	1,372,765
Shin-Etsu Chemical	28,520	1,320,590
Sumitomo	33,460	383,549
Sumitomo Mitsui Financial Group	97,500	2,902,601
Tokyo Electron	23,600	1,106,821
Tokyo Steel Manufacturing	167,800	1,833,596
Toyoda Gosei	70,900	1,449,901
Toyota Motor	74,500	2,536,246
Trend Micro	7,400	200,745
Ushio	64,300	1,086,847
Yamato Holdings	83,400	980,826
		57,505,534

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Netherlands—2.7%
Aegon	236,545 [a]	1,210,438
European Aeronautic Defence and Space	83,350 [a]	1,834,184
Royal Dutch Shell, Cl. A	120,124	3,192,896
		6,237,518
Norway—.8%
Norsk Hydro	378,408	1,802,843
Russia—.3%
Gazprom, ADR	37,170	769,419
Singapore—2.4%
DBS Group Holdings	393,539	4,029,746
United Overseas Bank	110,523	1,526,367
		5,556,113
South Africa—.8%
MTN Group	113,250	1,850,390
South Korea—1.7%
KB Financial Group, ADR	22,144	902,147
Korea Electric Power, ADR	54,804 [a]	674,637
KT, ADR	24,800	463,016
Samsung Electronics	1,586	1,000,097
SK Telecom, ADR	46,110	738,682
		3,778,579
Spain—1.3%
Gamesa Tecnologica	203,903 [a]	1,369,500
Iberdrola	209,099	1,473,293
		2,842,793
Sweden—1.4%
Investor, Cl. B	88,870	1,534,159
Telefonaktiebolaget LM Ericsson, Cl. B	168,140	1,631,003
		3,165,162

12

Common Stocks (continued)	Shares	Value ($)
Switzerland—5.2%
Clariant	64,522 [a]	830,000
Novartis	111,896	5,879,982
Roche Holding	20,230	2,749,805
UBS	142,758 [a]	2,415,742
		11,875,529
Taiwan—.3%
United Microelectronics	1,909,000	774,708
United Kingdom—18.4%
Anglo American	89,540	3,213,355
BAE Systems	362,054	1,636,361
BP	501,152	2,925,257
Drax Group	248,870	1,514,884
GlaxoSmithKline	237,827	4,453,512
Home Retail Group	502,409	1,684,354
HSBC Holdings	605,946	5,981,956
Lonmin	11,920 [a]	279,335
QinetiQ Group	531,950	880,274
Reed Elsevier	162,571	1,306,472
Resolution	893,320	3,468,938
Rexam	323,881	1,503,073
Royal Dutch Shell, Cl. A	136,068	3,616,498
Tesco	166,040	1,036,286
Unilever	140,604	3,713,270
Vodafone Group	1,461,558	3,522,542
Wellstream Holdings	113,270	946,754
		41,683,121
Total Common Stocks
(cost $255,608,811)		221,686,737

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Other Investment—1.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,425,000)	2,425,000 [b]	2,425,000

Total Investments (cost $258,033,811)	98.7%	224,111,737
Cash and Receivables (Net)	1.3%	2,902,490
Net Assets	100.0%	227,014,227

ADR—American Depository Receipts
a Non-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	22.3	Materials	7.1
Energy	11.3	Telecommunication Services	6.5
Health Care	11.2	Information Technology	6.0
Consumer Discretionary	10.7	Utilities	4.7
Industrial	10.5	Money Market Investment	1.1
Consumer Staples	7.3		98.7

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2010

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			255,608,811	221,686,737
Affiliated issuers			2,425,000	2,425,000
Cash				1,112,425
Cash denominated in foreign currencies			1,671,251	1,673,263
Receivable for investment securities sold				1,965,288
Dividends and interest receivable				874,997
Receivable for shares of Common Stock subscribed				133,380
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4				4,264
Prepaid expenses				23,255
				229,898,609
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				370,590
Payable for investment securities purchased				1,497,158
Payable for shares of Common Stock redeemed				879,197
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4				1,333
Accrued expenses				136,104
				2,884,382
Net Assets ($)				227,014,227
Composition of Net Assets ($):
Paid-in capital				351,995,219
Accumulated undistributed investment income—net				3,116,352
Accumulated net realized gain (loss) on investments				(94,179,684)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions				(33,917,660)
Net Assets ($)				227,014,227

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	112,715,984	2,265,346	14,603,665	97,429,232
Shares Outstanding	10,865,614	222,349	1,432,647	9,400,992
Net Asset Value Per Share ($)	10.37	10.19	10.19	10.36

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Year Ended August 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $587,458 foreign taxes withheld at source):
Unaffiliated issuers	6,979,443
Affiliated issuers	8,845
Total Income	6,988,288
Expenses:
Management fee—Note 3(a)	2,383,688
Shareholder servicing costs—Note 3(c)	648,129
Custodian fees—Note 3(c)	270,585
Distribution fees—Note 3(b)	158,193
Registration fees	50,175
Professional fees	45,484
Prospectus and shareholders’ reports	9,086
Loan commitment fees—Note 2	3,545
Miscellaneous	20,712
Total Expenses	3,589,597
Less—reduction in fees due to earnings credits—Note 1(c)	(464)
Net Expenses	3,589,133
Investment Income—Net	3,399,155
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	5,782,261
Net realized gain (loss) on forward foreign currency exchange contracts	(163,237)
Net Realized Gain (Loss)	5,619,024
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(20,731,386)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	2,749
Net Unrealized Appreciation (Depreciation)	(20,728,637)
Net Realized and Unrealized Gain (Loss) on Investments	(15,109,613)
Net (Decrease) in Net Assets Resulting from Operations	(11,710,458)

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2010	2009[a]
Operations ($):
Investment income—net	3,399,155	2,954,283
Net realized gain (loss) on investments	5,619,024	(94,912,755)
Net unrealized appreciation
(depreciation) on investments	(20,728,637)	57,333,912
Net Increase (Decrease) in Net Assets
Resulting from Operations	(11,710,458)	(34,624,560)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,038,164)	(6,500,886)
Class B Shares	(1,623)	(165,566)
Class C Shares	(101,287)	(559,247)
Class I Shares	(1,116,415)	(259,097)
Class T Shares	—	(46,703)
Total Dividends	(3,257,489)	(7,531,499)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	22,461,132	29,371,795
Class B Shares	80,494	79,199
Class C Shares	1,204,094	676,887
Class I Shares	70,574,876	37,896,083
Class T Shares	—	148,528
Dividends reinvested:
Class A Shares	1,813,960	5,315,940
Class B Shares	1,277	125,968
Class C Shares	49,720	218,409
Class I Shares	930,477	124,769
Class T Shares	—	16,208
Cost of shares redeemed:
Class A Shares	(64,561,481)	(69,485,217)
Class B Shares	(3,131,940)	(2,694,367)
Class C Shares	(4,331,776)	(8,747,102)
Class I Shares	(7,831,530)	(37,540,583)
Class T Shares	—	(1,213,705)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	17,259,303	(45,707,188)
Total Increase (Decrease) in Net Assets	2,291,356	(87,863,247)
Net Assets ($):
Beginning of Period	224,722,871	312,586,118
End of Period	227,014,227	224,722,871
Undistributed investment income—net	3,116,352	3,075,574

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,
	2010	2009[a]
Capital Share Transactions:
Class Ab,c
Shares sold	1,975,937	2,918,176
Shares issued for dividends reinvested	156,773	621,020
Shares redeemed	(5,713,158)	(7,651,970)
Net Increase (Decrease) in Shares Outstanding	(3,580,448)	(4,112,774)
Class Bb
Shares sold	7,049	5,565
Shares issued for dividends reinvested	112	14,842
Shares redeemed	(285,227)	(301,897)
Net Increase (Decrease) in Shares Outstanding	(278,066)	(281,490)
Class C
Shares sold	106,222	67,663
Shares issued for dividends reinvested	4,346	25,731
Shares redeemed	(395,024)	(961,145)
Net Increase (Decrease) in Shares Outstanding	(284,456)	(867,751)
Class I
Shares sold	6,261,787	4,235,894
Shares issued for dividends reinvested	80,701	14,644
Shares redeemed	(704,712)	(3,936,055)
Net Increase (Decrease) in Shares Outstanding	5,637,776	314,483
Class Tc
Shares sold	—	16,679
Shares issued for dividends reinvested	—	1,969
Shares redeemed	—	(149,447)
Net Increase (Decrease) in Shares Outstanding	—	(130,799)

a	Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b	During the period ended August 31, 2010, 110,793 Class B shares representing $1,217,242 were automatically converted to 108,816 Class A shares and during the period ended August 31, 2009, 53,490 Class B shares representing $511,632 were automatically converted to 52,263 Class A shares.
c	On the close of business on February 4, 2009, 70,519 Class T shares representing $554,283 were converted to
67,678 Class A shares.
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.02	12.30	20.21	20.91	20.27
Investment Operations:
Investment income—net[a]	.15	.15	.27	.23	.25
Net realized and unrealized
gain (loss) on investments	(.65)	(1.01)	(2.93)	2.25	3.62
Total from Investment Operations	(.50)	(.86)	(2.66)	2.48	3.87
Distributions:
Dividends from investment income—net	(.15)	(.42)	(.32)	(.33)	(.24)
Dividends from net realized
gain on investments	—	—	(4.93)	(2.85)	(2.99)
Total Distributions	(.15)	(.42)	(5.25)	(3.18)	(3.23)
Net asset value, end of period	10.37	11.02	12.30	20.21	20.91
Total Return (%)[b]	(4.66)	(5.97)	(18.56)	12.47	21.06
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.54	1.84	1.57	1.52	1.55
Ratio of net expenses
to average net assets	1.54[c]	1.84[c]	1.56	1.52[c]	1.55
Ratio of net investment income
to average net assets	1.29	1.66	1.71	1.11	1.23
Portfolio Turnover Rate	55.35	69.63	46.96	61.70	48.74
Net Assets, end of period ($ x 1,000)	112,716	159,260	228,308	498,696	657,525

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.78	11.93	19.72	20.46	19.92
Investment Operations:
Investment income—net[a]	.05	.06	.12	.07	.09
Net realized and unrealized
gain (loss) on investments	(.64)	(.96)	(2.82)	2.21	3.56
Total from Investment Operations	(.59)	(.90)	(2.70)	2.28	3.65
Distributions:
Dividends from investment income—net	(.00)[b]	(.25)	(.16)	(.17)	(.12)
Dividends from net realized
gain on investments	—	—	(4.93)	(2.85)	(2.99)
Total Distributions	(.00)[b]	(.25)	(5.09)	(3.02)	(3.11)
Net asset value, end of period	10.19	10.78	11.93	19.72	20.46
Total Return (%)[c]	(5.44)	(6.96)	(19.20)	11.65	20.15
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.35	2.81	2.40	2.27	2.32
Ratio of net expenses
to average net assets	2.35[d]	2.81[d]	2.39	2.27[d]	2.32
Ratio of net investment income
to average net assets	.41	.69	.82	.35	.46
Portfolio Turnover Rate	55.35	69.63	46.96	61.70	48.74
Net Assets, end of period ($ x 1,000)	2,265	5,395	9,325	20,597	22,865

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

20

		Year Ended August 31,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.84	11.98	19.79	20.52	19.97
Investment Operations:
Investment income—net[a]	.06	.08	.14	.08	.10
Net realized and unrealized
gain (loss) on investments	(.65)	(.96)	(2.85)	2.21	3.56
Total from Investment Operations	(.59)	(.88)	(2.71)	2.29	3.66
Distributions:
Dividends from investment income—net	(.06)	(.26)	(.17)	(.17)	(.12)
Dividends from net realized
gain on investments	—	—	(4.93)	(2.85)	(2.99)
Total Distributions	(.06)	(.26)	(5.10)	(3.02)	(3.11)
Net asset value, end of period	10.19	10.84	11.98	19.79	20.52
Total Return (%)[b]	(5.49)	(6.71)	(19.16)	11.71	20.14
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.33	2.63	2.32	2.22	2.26
Ratio of net expenses
to average net assets	2.33[c]	2.63[c]	2.32[c]	2.22[c]	2.26
Ratio of net investment income
to average net assets	.56	.87	.91	.40	.51
Portfolio Turnover Rate	55.35	69.63	46.96	61.70	48.74
Net Assets, end of period ($ x 1,000)	14,604	18,607	30,965	65,715	71,830

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class I Shares	2010	2009	2008	2007[a]	2006
Per Share Data ($):
Net asset value, beginning of period	11.02	12.31	20.27	20.96	20.33
Investment Operations:
Investment income—net[b]	.22	.19	.34	.28	.32
Net realized and unrealized
gain (loss) on investments	(.68)	(.98)	(2.93)	2.28	3.63
Total from Investment Operations	(.46)	(.79)	(2.59)	2.56	3.95
Distributions:
Dividends from investment income—net	(.20)	(.50)	(.44)	(.40)	(.33)
Dividends from net realized
gain on investments	—	—	(4.93)	(2.85)	(2.99)
Total Distributions	(.20)	(.50)	(5.37)	(3.25)	(3.32)
Net asset value, end of period	10.36	11.02	12.31	20.27	20.96
Total Return (%)	(4.37)	(5.21)	(18.25)	12.91	21.45
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.22	1.37	1.21	1.15	1.21
Ratio of net expenses
to average net assets	1.22[c]	1.36	1.20	1.15[c]	1.21
Ratio of net investment income
to average net assets	1.93	2.09	2.16	1.36	1.58
Portfolio Turnover Rate	55.35	69.63	46.96	61.70	48.74
Net Assets, end of period ($ x 1,000)	97,429	41,460	42,444	74,932	81,335

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus International Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering eleven series, including the fund. The fund’s investment objective is to seek long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (200 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect

24

accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	221,686,737	—	—	221,686,737
Mutual Funds	2,425,000	—	—	2,425,000
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	4,264	—	4,264
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(1,333)	—	(1,333)

†	See Statement of Investments for country and industry classification.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

26

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06, which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended August 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	8/31/2009 ($)	Purchases ($)	Sales ($)	8/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred Plus
Money Market
Fund	4,200,000	47,750,000	49,525,000	2,425,000	1.1

28

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,240,726, accumulated capital losses $82,832,343 and unrealized depreciation $41,895,804. In addition, the fund had $3,461,777 of capital losses and $31,794 of passive foreign investment company losses realized after October 31, 2009, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

subsequent to August 31, 2010. If not applied, $41,327,161 of the carryover expires in fiscal 2017 and $41,505,182 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2010 and August 31, 2009 were as follows: ordinary income $3,257,489 and $7,531,499, respectively.

During the period ended August 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign exchange gains and losses and capital loss carryover expiration, the fund decreased accumulated undistributed investment income-net by $100,888, increased accumulated net realized gain (loss) on investments by $4,312,926 and decreased paid-in capital by $4,212,038. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility held by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly.

30

During the period ended August 31, 2010, the Distributor retained $2,345 from commissions earned on sales of the fund’s Class A shares and $5,337 and $3,238 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended August 31, 2010, Class B and Class C shares were charged $28,231 and $129,962, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2010, Class A, Class B and Class C shares were charged $350,217, $9,410 and $43,321, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2010, the fund was charged $61,514 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2010, the fund was charged $8,981 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $464.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2010, the fund was charged $270,585 pursuant to the custody agreement.

During the period ended August 31, 2010, the fund was charged $4,648 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $198,815, Rule 12b-1 distribution plan fees $11,179, shareholder services plan fees $28,712, custodian fees $76,131, chief compliance officer fees $673 and transfer agency per account fees $55,080.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended August 31, 2010, redemption fees charged and retained by the fund amounted to $9,868.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended August 31, 2010, amounted to $143,291,642 and $125,425,029, respectively.

32

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as“hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

to the unrealized gain on each open contract.The following summarizes open forward contracts at August 31, 2010:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Japanese Yen,
Expiring 9/1/2010	922,930	10,890	10,986	96
Sales:		Proceeds ($)
British Pound,
Expiring 9/1/2010	191,075	296,319	293,042	3,277
British Pound,
Expiring 9/2/2010	135,898	209,310	208,419	891
Japanese Yen,
Expiring 9/2/2010	24,227,109	287,051	288,384	(1,333)
Gross Unrealized
Appreciation				4,264
Gross Unrealized
Depreciation				(1,333)

At August 31, 2010, the cost of investments for federal income tax purposes was $266,011,955; accordingly, accumulated net unrealized depreciation on investments was $41,900,218, consisting of $8,221,984 gross unrealized appreciation and $50,122,202 gross unrealized depreciation.

34

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus International Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus International Value Fund (one of the series comprising Advantage Funds, Inc.) as of August 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Value Fund at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 25, 2010

The Fund 35

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries.Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2010:

—the total amount of taxes paid to foreign countries was $576,522

—the total amount of income sourced from foreign countries was $7,592,096.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2010 calendar year with Form 1099-DIV which will be mailed in early 2011.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and GrowthTax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $27,479 represents the maximum amount that may be considered qualified dividend income.

36

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 2, 2010, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 30, 2011. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that it believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail front-end load international multi-cap value funds (the “Performance Group”) and to a larger universe of funds consisting of all retail and institutional international multi-cap value funds (the “Performance Universe”) selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s average annual total return was at or above the Performance Group medians for all periods ended December 31, 2009 and was above the Performance Universe medians for all periods ended December 31, 2009. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s contractual management fee was above the Expense Group median and that the fund’s actual management fee and expense ratio were above the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, as applicable, in providing services to the Similar Accounts as compared

38

to the fund. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fees.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that Dreyfus was not realizing a profit on the fund’s operations.

The Fund 39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was generally satisfied with the fund’s performance.

  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the Management Agreement was in the best interests of the fund and its shareholders.

40

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

The Fund 43

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

44

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

NATALIA GRIBAS, Anti-Money Laundering
Compliance Officer since July 2010.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

The Fund 45

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Important Tax Information
32	Information About the Review and Approval of the Fund’s Management Agreement
36	Board Members Information
38	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Midcap Value Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Midcap Value Fund, covering the 12-month period from September 1, 2009, through August 31, 2010.

As the summer of 2010 cooled off, so did the pace of the U.S. and global economic recoveries. Former engines of growth appeared to stall as large parts of the developed world remained indebted and burdened by weak housing markets.While some emerging markets have posted more impressive growth rates, their developing economies have not yet provided a meaningful boost to global economic activity.The result has been a subpar U.S. recovery with stubbornly high unemployment rates, low levels of consumer confidence and muted corporate investment.

Nonetheless, we do not expect a return to recessionary conditions, thanks to record low short-term interest rates and quantitative easing from the Federal Reserve Board. In addition, the corporate profit outlook continues to be positive for many U.S. companies that have taken advantage of improved demand while aggressively controlling costs. Consequently, we believe high-quality stocks, in general, are now attractive relative to other asset classes due to improved valuations, healthy corporate balance sheets and better-than-expected earnings. As always, your financial advisor is best-suited to help you evaluate and adjust your investments and potentially seize opportunities in this slow-growth economic context.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2009, through August 31, 2010, as provided by David A. Daglio and Mark P. Dishop, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, Dreyfus MidcapValue Fund’s Class A shares produced a total return of 11.20%, Class C shares returned 10.29% and Class I shares returned 11.64%.1 In comparison, the fund’s benchmark, the Russell Midcap Value Index (the “Index”), produced a 13.01% total return for the same period.2

Economic uncertainties undermined stock prices over the reporting period’s second half, offsetting gains achieved during a market rally in the first half. The fund produced lower returns than its benchmark, primarily due to shortfalls among holdings in the financials and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks to surpass the performance of the Index by investing in midcap companies, which we consider as having market capitalizations between $1 billion and $25 billion at the time of purchase. We identify potential investments through extensive fundamental research conducted by the team’s dedicated sector specialists.

When selecting stocks, the fund will focus on individual stock selection, emphasizing three key factors: discount from intrinsic valuation, strong mid-cycle fundamentals and a revaluation catalyst.

We typically sell a stock when we no longer consider it attractively valued, when it appears less likely to benefit from the current market and economic environment, when it shows deteriorating fundamentals or when its performance falls short of our expectations.

Economic Uncertainties Trumped Good Earnings

From September 2009 through April 2010, strong earnings reports, rising manufacturing activity and other evidence of continued eco-

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

nomic recovery drove most stocks higher. However, in early May 2010 investor sentiment deteriorated amid signs that the global recovery might be losing momentum. Global economic confidence was shaken by a sovereign debt crisis in Europe, inflationary pressures in China and persistently high levels of unemployment and ongoing troubles in housing markets in the United States.As a result, U.S. stocks lost some of the ground they had gained earlier. While midcap stocks suffered during the spring and summer of 2010, the strength of their earlier gains positioned them to finish the reporting period with significantly better results, on average, than large- and small-cap stocks.

Telecommunication Services and Industrials Holdings Dampened Relative Performance

Although the fund achieved better absolute performance than most broad indices of small- and large-cap stocks, its results fell short of its midcap benchmark due primarily to a handful of disappointments in the telecommunication services and industrials sectors. Leap Wireless International, a low cost cellular service provider struggled with ever increasing competition from larger national carriers.The position was eliminated when it became apparent the expected relief in price competition would occur at a later than acceptable date. In the industrials sector, Masco and Simpson Manufacturing languished as the recovery in residential and commercial construction failed to materialize in the first half of 2010.

The fund achieved better relative performance in other market sectors. Among technology stocks, Rovi, which produces electronic channel guides for cable television systems, advanced amid rising adoption of digital and high definition television sets.Aon Corporation announced a surprise takeover bid for Hewitt Associates. Interestingly, the bid was announced at a price that was a large premium over Hewitt’s current stock price but at a price that roughly matched our estimate of its intrinsic value. Concho Resources delivered excellent oil and gas production statistics and was the largest contributor to energy sector returns.

Locking in a large gain in Massey Energy also proved timely.While it did not benefit this reporting period’s returns, we used the decline in Baker Hughes and Cameron International to add to positions on the belief the companies would eventually benefit from stricter government regulation of offshore drilling.

Positioned for Further Recovery

Despite the possibility of slowing U.S. economic growth in the near term, we believe the recovery is likely to remain intact but at a more moderate level. We have been particularly encouraged by recently strong levels of corporate profitability. Therefore, we have positioned the fund to seek to benefit from continued economic growth, with overweighted exposure to industrial stocks and, to a lesser degree, the consumer discretionary sector. As of the end of the reporting period, the fund held relatively light exposure to materials stocks and REITs, where valuations appear to us to be stretched.

September 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Value Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Midcap Value Fund Class A shares and the Russell Midcap Value Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Midcap Value Fund on 8/31/00 to a $10,000 investment made in the Russell Midcap Value Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Performance for Class C and Class I shares will vary from the performance of
Class A shares shown above due to differences in charges and expenses.The Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/10

Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	9/29/95	4.79%	1.46%	4.71%
without sales charge	9/29/95	11.20%	2.67%	5.33%
Class C shares
with applicable redemption charge †	5/30/08	9.29%	2.29%††	5.13%††
without redemption	5/30/08	10.29%	2.29%††	5.13%††
Class I shares	5/30/08	11.64%	2.79%††	5.39%††
Russell Midcap Value Index		13.01%	0.45%	6.95%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class C and Class I shares of the fund reflect the performance of the fund’s Class A shares for periods prior to 5/30/08 (the inception date for Class C and Class I shares), adjusted to reflect the applicable sales load for each share class.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Midcap Value Fund from March 1, 2010 to August 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 5.81	$ 10.16	$ 4.27
Ending value (after expenses)	$969.80	$965.70	$971.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 5.96	$ 10.41	$ 4.38
Ending value (after expenses)	$1,019.31	$1,014.87	$1,020.87

† Expenses are equal to the fund’s annualized expense ratio of 1.17% for Class A, 2.05% for Class C and .86%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

August 31, 2010

Common Stocks—100.1%	Shares	Value ($)
Consumer Discretionary—24.2%
Abercrombie & Fitch, Cl. A	730,250 [a]	25,266,650
Brinker International	180,330	2,840,198
CBS, Cl. B	1,094,860	15,130,965
D.R. Horton	1,066,180	10,939,007
Dana Holding	2,311,737 [b]	23,718,422
Darden Restaurants	133,690	5,516,049
Federal Mogul	475,352 [b]	7,270,509
Gannett	692,448	8,371,696
Goodyear Tire & Rubber	1,655,880 [b]	15,300,331
Interpublic Group of Cos.	2,666,110 [b]	22,741,918
Liberty Media-Starz, Ser. A	113,750 [b]	6,795,425
Lowe’s	390,710	7,931,413
Mohawk Industries	501,102 [a,b]	22,203,830
Newell Rubbermaid	2,035,720 [a]	30,576,514
News, Cl. A	1,591,070	19,999,750
Omnicom Group	311,520	10,906,315
Sherwin-Williams	161,380	11,357,924
Staples	327,930	5,827,316
Viacom, Cl. B	335,990	10,556,806
		263,251,038
Consumer Staples—1.0%
SYSCO	406,200	11,166,438
Energy—7.7%
Alpha Natural Resources	192,140 [b]	7,134,158
Baker Hughes	374,780	14,084,232
Cameron International	641,650 [b]	23,599,887
Concho Resources	515,060 [b]	30,089,805
PetroHawk Energy	460,360 [b]	6,960,643
Southwestern Energy	61,190 [b]	2,002,137
		83,870,862
Financial—10.9%
CB Richard Ellis Group, Cl. A	1,821,322 [a,b]	29,906,107
Huntington Bancshares	4,060,720	21,481,209
Janus Capital Group	1,241,520	11,273,002

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Jones Lang LaSalle	173,690	13,115,332
Marshall & Ilsley	1,527,070	10,002,309
Och-Ziff Capital Management Group,
Cl. A	575,980 [a]	7,176,711
TD Ameritrade Holding	1,777,580 [a,b]	25,970,444
		118,925,114
Health Care—10.8%
Cooper	368,910 [a]	14,881,829
Forest Laboratories	632,160 [b]	17,251,646
King Pharmaceuticals	1,230,960 [b]	10,721,662
St. Jude Medical	878,060 [b]	30,354,534
Thermo Fisher Scientific	408,720 [b]	17,215,286
Warner Chilcott, Cl. A	950,750 [a,b]	27,020,315
		117,445,272
Industrial—22.6%
Actuant, Cl. A	646,610	12,815,810
AGCO	70,343 [b]	2,324,836
AMR	1,690,190 [b]	10,327,061
Avery Dennison	786,058	25,562,606
Babcock and Wilcox	232,045 [b]	5,197,808
C.H. Robinson Worldwide	285,430 [a]	18,550,096
Con-way	514,860	13,494,481
Herman Miller	312,600	5,132,892
Kennametal	401,830	10,126,116
L-3 Communications Holdings	212,750	14,169,150
Lennox International	285,170	12,088,356
Masco	1,456,070	15,274,174
Navistar International	513,560 [b]	21,507,893
Pall	190,320	6,507,041
Robert Half International	909,270 [a]	19,622,047
Simpson Manufacturing	332,730	7,333,369
Terex	286,560 [b]	5,218,258

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Textron	1,387,654 [a]	23,687,254
Timken	375,780	12,291,764
UTi Worldwide	402,320	5,636,503
		246,867,515
Information Technology—11.4%
Broadcom, Cl. A	86,390	2,589,108
Cadence Design Systems	349,300 [a,b]	2,375,240
Maxim Integrated Products	198,470 [a]	3,149,719
MICROS Systems	344,130 [b]	13,111,353
Rovi	515,620 [a,b]	22,434,626
SAIC	850,340 [b]	12,653,059
Synopsys	1,216,360 [b]	27,842,480
Tyco Electronics	663,400	16,266,568
Vishay Intertechnology	700,137 [b]	5,384,054
Vishay Precision Group	71,514 [a,b]	1,036,238
Websense	229,386 [a,b]	4,461,558
Western Digital	546,640 [b]	13,201,356
		124,505,359
Materials—1.0%
International Paper	157,209	3,216,496
Mosaic	128,860	7,558,928
		10,775,424
Telecommunication Services—2.3%
Frontier Communications	3,245,820 [a]	25,090,189
Utilities—8.2%
Ameren	1,251,220	35,121,745
Great Plains Energy	1,609,083	29,751,945
PNM Resources	656,780	7,513,563
Portland General Electric	861,294	17,208,654
		89,595,907
Total Common Stocks
(cost $1,037,866,588)		1,091,493,118

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—7.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $76,719,345)	76,719,345 [c]	76,719,345

Total Investments (cost $1,114,585,933)	107.1%	1,168,212,463
Liabilities, Less Cash and Receivables	(7.1%)	(77,965,381)
Net Assets	100.0%	1,090,247,082

a Security, or portion thereof, on loan.At August 31, 2010, the market value of the fund’s securities on loan was
$74,896,226 and the market value of the collateral held by the fund was $76,719,345.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Discretionary	24.2	Energy	7.7
Industrial	22.6	Money Market Investments	7.0
Information Technology	11.4	Telecommunication Services	2.3
Financial	10.9	Consumer Staples	1.0
Health Care	10.8	Materials	1.0
Utilities	8.2		107.1

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $74,896,226)—Note 1(b):
Unaffiliated issuers	1,037,866,588	1,091,493,118
Affiliated issuers	76,719,345	76,719,345
Cash		192,247
Receivable for investment securities sold		8,198,133
Dividends and interest receivable		1,237,342
Receivable for shares of Common Stock subscribed		266,355
Prepaid expenses		55,638
		1,178,162,178
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,019,858
Liability for securities on loan—Note 1(b)		76,719,345
Bank loan payable—Note 2		5,900,000
Payable for shares of Common Stock redeemed		1,985,515
Payable for investment securities purchased		1,761,557
Interest payable—Note 2		270
Accrued expenses		528,551
		87,915,096
Net Assets ($)		1,090,247,082
Composition of Net Assets ($):
Paid-in capital		1,096,991,160
Accumulated net realized gain (loss) on investments		(60,370,608)
Accumulated net unrealized appreciation
(depreciation) on investments		53,626,530
Net Assets ($)		1,090,247,082

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	1,068,337,832	5,218,162	16,691,088
Shares Outstanding	40,081,430	200,281	627,366
Net Asset Value Per Share ($)	26.65	26.05	26.61

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Year Ended August 31, 2010

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	13,090,824
Affiliated issuers	18,053
Income from securities lending—Note 1(b)	509,140
Total Income	13,618,017
Expenses:
Management fee—Note 3(a)	8,797,483
Shareholder servicing costs—Note 3(c)	4,563,006
Custodian fees—Note 3(c)	113,672
Prospectus and shareholders’ reports	109,925
Directors’ fees and expenses—Note 3(d)	68,385
Professional fees	60,594
Registration fees	47,386
Distribution fees—Note 3(b)	24,150
Loan commitment fees—Note 2	21,105
Interest expense—Note 2	19,807
Miscellaneous	32,914
Total Expenses	13,858,427
Less—reduction in fees due to earnings credits—Note 1(b)	(1,428)
Net Expenses	13,856,999
Investment (Loss)—Net	(238,982)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	184,674,359
Net unrealized appreciation (depreciation) on investments	(85,913,761)
Net Realized and Unrealized Gain (Loss) on Investments	98,760,598
Net Increase in Net Assets Resulting from Operations	98,521,616

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2010	2009[a]
Operations ($):
Investment income (loss)—net	(238,982)	2,917,389
Net realized gain (loss) on investments	184,674,359	(168,989,589)
Net unrealized appreciation
(depreciation) on investments	(85,913,761)	133,951,065
Net Increase (Decrease) in Net Assets
Resulting from Operations	98,521,616	(32,121,135)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,770,648)	(916,357)
Class C Shares	(10,623)	(78)
Class I Shares	(102,778)	(34)
Class T Shares	—	(22)
Total Dividends	(2,884,049)	(916,491)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	350,844,684	349,657,112
Class C Shares	5,597,069	1,241,304
Class I Shares	25,437,590	9,752,702
Dividends reinvested:
Class A Shares	2,728,543	904,908
Class C Shares	10,534	50
Class I Shares	85,656	—
Cost of shares redeemed:
Class A Shares	(329,279,606)	(145,556,481)
Class C Shares	(1,662,435)	—
Class I Shares	(19,041,934)	—
Class T Shares	—	(5,687)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	34,720,101	215,993,908
Total Increase (Decrease) in Net Assets	130,357,668	182,956,282
Net Assets ($):
Beginning of Period	959,889,414	776,933,132
End of Period	1,090,247,082	959,889,414
Undistributed investment income—net	—	2,887,063

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,
	2010	2009[a]
Capital Share Transactions:
Class Ab
Shares sold	12,855,086	17,216,252
Shares issued for dividends reinvested	104,743	54,578
Shares redeemed	(12,315,815)	(7,770,541)
Net Increase (Decrease) in Shares Outstanding	644,014	9,500,289
Class C
Shares sold	203,460	57,939
Shares issued for dividends reinvested	408	3
Shares redeemed	(62,529)	—
Net Increase (Decrease) in Shares Outstanding	141,339	57,942
Class I
Shares sold	892,989	448,924
Shares issued for dividends reinvested	3,214	—
Shares redeemed	(718,116)	—
Net Increase (Decrease) in Shares Outstanding	178,087	448,924
Class Tb
Shares redeemed	—	(355)

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b On the close of business on February 4, 2009, 355 Class T shares representing $5,687 were converted to 353
Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2010	2009	2008[a]	2007	2006
Per Share Data ($):
Net asset value, beginning of period	24.03	25.95	33.32	31.62	33.98
Investment Operations:
Investment income (loss)—net[b]	(.01)	.09	.03	.12	(.05)
Net realized and unrealized
gain (loss) on investments	2.70[c]	(1.98)	(1.68)	4.52	1.07
Total from Investment Operations	2.69	(1.89)	(1.65)	4.64	1.02
Distributions:
Dividends from
investment income—net	(.07)	(.03)	(.05)	(.06)	—
Dividends from net realized
gain on investments	—	—	(5.67)	(2.88)	(3.38)
Total Distributions	(.07)	(.03)	(5.72)	(2.94)	(3.38)
Net asset value, end of period	26.65	24.03	25.95	33.32	31.62
Total Return (%)[d]	11.20	(7.22)	(6.59)	14.96	2.97
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.18	1.23	1.20	1.18	1.18
Ratio of net expenses
to average net assets	1.18[e]	1.22	1.20[e]	1.18	1.18
Ratio of net investment income
(loss) to average net assets	(.02)	.48	.10	.35	(.15)
Portfolio Turnover Rate	122.17	170.88	144.14	165.55	152.68
Net Assets, end of period
($ x 1,000)	1,068,338	947,716	776,889	1,047,706	1,130,512

a The fund commenced offering four classes of shares on May 30, 2008 and existing shares were redesignated
Class A shares.
b Based on average shares outstanding at each month end.
c Amount includes litigation proceeds received by the fund amounting to $.02 per share for the year ended
August 31, 2010.
d Exclusive of sales charge.
e Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class C Shares	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	23.72	25.89	28.17
Investment Operations:
Investment (loss)—net[b]	(.23)	(.10)	(.05)
Net realized and unrealized
gain (loss) on investments	2.67[c]	(1.99)	(2.23)
Total from Investment Operations	2.44	(2.09)	(2.28)
Distributions:
Dividends from investment income—net	(.11)	(.08)	—
Net asset value, end of period	26.05	23.72	25.89
Total Return (%)[d]	10.29	(7.98)	(8.55)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.02	1.88	2.07[f]
Ratio of net expenses to average net assets	2.02[g]	1.88[g]	2.06[f]
Ratio of net investment (loss) to average net assets	(.83)	(.48)	(.76)[f]
Portfolio Turnover Rate	122.17	170.88	144.14
Net Assets, end of period ($ x 1,000)	5,218	1,398	26

a From May 30, 2008 (commencement of initial offering) to August 31, 2008.
b Based on average shares outstanding at each month end.
c Amount includes litigation proceeds received by the fund amounting to $.02 per share for the year ended
August 31, 2010.
d Exclusive of sales charge.
e Not annualized.
f Annualized.
g Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

		Year Ended August 31,
Class I Shares	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	23.98	25.95	28.17
Investment Operations:
Investment income—net[b]	.10	.15	.00[c]
Net realized and unrealized
gain (loss) on investments	2.69[d]	(2.02)	(2.22)
Total from Investment Operations	2.79	(1.87)	(2.22)
Distributions:
Dividends from investment income—net	(.16)	(.10)	—
Net asset value, end of period	26.61	23.98	25.95
Total Return (%)	11.64	(7.05)	(8.37)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84	.84	1.17[f]
Ratio of net expenses to average net assets	.84[g]	.83	1.16[f]
Ratio of net investment income to average net assets	.38	.69	.06[f]
Portfolio Turnover Rate	122.17	170.88	144.14
Net Assets, end of period ($ x 1,000)	16,691	10,775	9

a From May 30, 2008 (commencement of initial offering) to August 31, 2008.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Amount includes litigation proceeds received by the fund amounting to $.02 per share for the year ended
August 31, 2010.
e Not annualized.
f Annualized.
g Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus MidcapValue Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering eleven series, including the fund.The fund’s investment objective is to seek to surpass the performance of the Russell MidcapValue Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 600 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (350 million shares authorized), Class C (125 million shares authorized) and Class I (125 million shares authorized). Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	1,085,856,615	—	—	1,085,856,615
Equity Securities—
Foreign†	5,636,503	—	—	5,636,503
Mutual Funds	76,719,345	—	—	76,719,345
† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2010.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended August 31, 2010,The Bank of New York Mellon earned $218,203 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended August 31, 2010 were as follows:

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended August 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2010, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $49,882,670 and unrealized appreciation $43,138,592.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2010. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2010 and August 31, 2009, were as follows: ordinary income $2,884,049 and $916,491, respectively.

During the period ended August 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts and net operating losses, the fund increased accumulated undistributed investment income-net by $235,968, increased accumulated net realized gain (loss) on investments by $116,788 and decreased paid-in capital by $352,756. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2010 was approximately $1,342,000, with a related weighted average annualized interest rate of 1.48%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended August 31, 2010, the Distributor retained $28,531 from commissions earned on sales of the fund’s Class A shares and $7,654 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended August 31, 2010, Class C shares were charged $24,150 pursuant to the Plan.

(c) Under the Shareholder Services Plan (“Shareholder Services Plan”), Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

amounts to be paid to Service Agents. During the period ended August 31, 2010, Class A and Class C shares were charged $2,874,992 and $8,050, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2010, the fund was charged $168,212 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2010, the fund was charged $25,405 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1,428.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2010, the fund was charged $113,672 pursuant to the custody agreement.

During the period ended August 31, 2010, the fund was charged $4,648 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $730,087, Rule 12b-1 distribution plan fees $3,414, shareholder services plan fees $239,772, custodian fees $16,658, chief compliance officer fees $673 and transfer agency per account fees $29,254.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2010, amounted to $1,429,607,201 and $1,384,117,785, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended August 31, 2010.These disclosures did not impact the notes to the financial statements.

At August 31, 2010, the cost of investments for federal income tax purposes was $1,125,073,871; accordingly, accumulated net unrealized appreciation on investments was $43,138,592, consisting of $119,323,399 gross unrealized appreciation and $76,184,807 gross unrealized depreciation.

The Fund	29

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Midcap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus MidcapValue Fund (one of the series comprising Advantage Funds, Inc.) as of August 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus MidcapValue Fund at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 25, 2010

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 99.99% of the ordinary dividends paid during the fiscal year ended August 31, 2010 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,884,049 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

The Fund	31

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 2, 2010, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 30, 2011. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that it believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure. The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail no-load mid-cap core funds (the “Performance Group”) and to a larger universe of funds consisting of all retail and institutional mid-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s average annual total return was above the Performance Group and Performance Universe medians for all periods ended December 31, 2009, ranking in the first quartile of the Performance Group for the one-, two-, three- and ten-year periods and in the first quartile of the Performance Universe for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s contractual and actual management fees were below the Expense Group and Expense Universe medians and the fund’s expense ratio was slightly above the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the

The Fund	33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Similar Accounts and the differences, from Dreyfus’ perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fees.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the Management Agreement was in the best interests of the fund and its shareholders.

The Fund	35

BOARD MEMBERS INFORMATION (Unaudited)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

The Fund	37

OFFICERS OF THE FUND (Unaudited)

The Fund	39

OFFICERS OF THE FUND (Unaudited) (continued)

40

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Information About the Review and Approval of the Fund’s Management Agreement
31	Board Members Information
33	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Opportunistic
Small Cap Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Opportunistic Small Cap Fund, covering the 12-month period from September 1, 2009, through August 31, 2010.

As the summer of 2010 cooled off, so did the pace of the U.S. and global economic recoveries. Former engines of growth appeared to stall as large parts of the developed world remained indebted and burdened by weak housing markets.While some emerging markets have posted more impressive growth rates, their developing economies have not yet provided a meaningful boost to global economic activity.The result has been a subpar U.S. recovery with stubbornly high unemployment rates, low levels of consumer confidence and muted corporate investment.

Nonetheless, we do not expect a return to recessionary conditions, thanks to record low short-term interest rates and quantitative easing from the Federal Reserve Board. In addition, the corporate profit outlook continues to be positive for many U.S. companies that have taken advantage of improved demand while aggressively controlling costs. Consequently, we believe high-quality stocks, in general, are now attractive relative to other asset classes due to improved valuations, healthy corporate balance sheets and better-than-expected earnings.As always, your financial advisor is best-suited to help you evaluate and adjust your investments and potentially seize opportunities in this slow-growth economic context.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2009, through August 31, 2010, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, Dreyfus Opportunistic Small Cap Fund produced a total return of 8.91%.1 In comparison, the Russell 2000 Index (the “Index”) produced a total return of 6.60%.The Russell 2000Value Index returned 6.06% for the same reporting period.2

Economic uncertainties undermined stock prices over the reporting period’s second half, offsetting gains achieved during a market rally during the first half.The fund produced higher returns than the Index, primarily due to strong stock selections in the health care, industrials and technology sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. Stocks are selected for the fund’s portfolio based primarily on bottom-up fundamental analysis.The fund’s portfolio manager uses a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger. Intrinsic value is based on the combination of the valuation assessment of the company’s operating divisions with the firm’s economic balance sheet. Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment. A company’s stated and hidden liabilities and assets are included in the portfolio manager’s economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the fund’s investable universe. The fund’s portfolio managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the fund’s portfolio to reflect new developments.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Uncertainties Trumped Good Earnings

From September 2009 through April 2010, strong earnings reports and other evidence of continued economic recovery drove most stocks higher. However, in early May 2010 investor confidence was shaken by signs that the global recovery might be losing momentum, including a sovereign debt crisis in Europe, inflationary pressures in China and persistently high levels of unemployment and ongoing troubles in housing markets in the United States.As a result, U.S. stocks lost some of the ground they had gained earlier.While small-cap stocks suffered during the spring and summer of 2010, the strength of their earlier gains positioned them to finish the reporting period with better results, on average, than large-cap stocks.

Health Care, Industrials and Technology Holdings Assisted Returns

In this changing market environment, the fund achieved strong results in the health care sector, where Abraxis BioScience and Facet Biotech both received takeover offers during the reporting period.The offers were made at prices significantly above prior trading levels but at prices that roughly matched our estimates of intrinsic value.

In the industrials sector, pent-up demand for trucks supported higher sales and earnings for ArvinMeritor, a leading manufacturer of truck axles and drive train systems. Sauer-Danfoss, a manufacturer of specialty transmission systems more than doubled before the position was sold. Airline holdings in UAL and US Airways Group achieved higher earnings through improved capacity utilization.

The information technology sector also contained some of the reporting period’s better performers, including communications microchip maker Lattice Semiconductor, which rose sharply and reached our target price, prompting its sale from the portfolio. Software developer MICROS Systems benefited from its leadership position in serving the hospitality and specialty retail industries.

On the other hand, the fund’s relative performance was undermined to a degree by select holdings in the financials and consumer discretionary sectors. Expected improvement in credit losses at Smithtown Bancorp and United Community Banks did not occur within the framework of our

4

investment thesis and were eliminated from the portfolio. FBR Capital Markets continued on its business plan of broadening its investment banking services, but its stock price languished with the midsummer decline in the equity markets. Both Liz Claiborne and True Religion Apparel suffered from concerns about near term sales prospects. True Religion Apparel was removed from the portfolio and the proceeds used to expand the commitment to the valuation opportunity presented in Liz Claiborne.

Positioned for Further Recovery

Despite the possibility of slowing U.S. economic growth in the near term, we believe the recovery is likely to remain intact but at a more moderate rate. We have been particularly encouraged by recently strong levels of corporate profitability. Therefore, we have positioned the fund to seek to benefit from continued economic growth, with overweighted exposure to industrial stocks and, to a lesser degree, the consumer discretionary sector. As of the end of the reporting period, the fund held relatively light exposure to materials stocks and real estate investment trusts in the financials sector, where valuations appear to us to be stretched.

September 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small cap companies often experience sharper price fluctuations than stocks of large-
cap companies.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The
Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market
capitalization.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/10
	1 Year	5 Years	10 Years
Fund	8.91%	3.83%	6.73%
Russell 2000 Value Index	6.06%	–1.33%	6.56%
Russell 2000 Index	6.60%	–0.69%	2.48%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Opportunistic Small Cap Fund on 8/31/00 to a
$10,000 investment made in the Russell 2000 Value Index and the Russell 2000 Index on that date.All dividends and capital gain distributions are reinvested.
Effective 2/8/2010, Dreyfus Small Company Value Fund changed its name to Dreyfus Opportunistic Small Cap
Fund. On that same date, the fund changed its benchmark from the Russell 2000 Value Index to the Russell 2000
Index. In future annual reports, the fund’s performance will no longer be compared to the Russell 2000 Value Index because the Russell 2000 Index is more reflective of the fund’s portfolio investment profile.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Russell 2000
Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the
Russell 3000 Index.The Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market
capitalization.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell
2000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic Small Cap Fund from March 1, 2010 to August 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2010

Expenses paid per $1,000†	$ 5.90
Ending value (after expenses)	$949.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2010

Expenses paid per $1,000†	$ 6.11
Ending value (after expenses)	$1,019.16

† Expenses are equal to the fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
August 31, 2010

Common Stocks—97.0%	Shares	Value ($)
Consumer Discretionary—19.8%
AFC Enterprises	327,425 [a]	3,519,819
American Axle & Manufacturing Holdings	580,700 [a]	4,860,459
AnnTaylor Stores	212,110 [a,b]	3,251,646
Bebe Stores	585,100	3,329,219
Belo, Cl. A	1,151,310 [a]	6,021,351
Blue Nile	164,380 [a,b]	6,749,443
Brinker International	332,260	5,233,095
CBS, Cl. B	201,370	2,782,933
Dana Holding	586,660 [a]	6,019,132
Furniture Brands International	967,943 [a,b]	4,500,935
Interpublic Group of Cos.	1,150,810 [a]	9,816,409
Liz Claiborne	2,022,130 [a,b]	8,492,946
Meritage Homes	275,330 [a]	4,917,394
Modine Manufacturing	656,330 [a]	6,523,920
Mohawk Industries	51,910 [a]	2,300,132
OfficeMax	381,030 [a]	3,711,232
Orient-Express Hotels, Cl. A	580,795 [a]	5,018,069
Saks	918,690 [a,b]	7,248,464
		94,296,598
Consumer Staples—2.9%
B&G Foods	347,530	3,711,620
Dole Food Company	509,290 [a]	4,400,266
Nash Finch	145,540	5,715,356
		13,827,242
Energy—4.9%
Comstock Resources	137,230 [a]	2,987,497
Gulfport Energy	200,060 [a]	2,274,682
Helix Energy Solutions Group	748,530 [a]	6,811,623
Key Energy Services	559,880 [a]	4,484,639
Matrix Service	201,360 [a]	1,713,574
PetroHawk Energy	73,050 [a]	1,104,516
Resolute Energy	360,090 [a,b]	3,845,761
		23,222,292
Financial—12.5%
CB Richard Ellis Group, Cl. A	410,100 [a]	6,733,842
Chimera Investment	1,019,440 [c]	4,006,399

8

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
FBR Capital Markets	1,294,924 [a]	4,428,640
First Midwest Bancorp	201,620	2,213,788
Glacier Bancorp	153,730 [b]	2,127,623
Janus Capital Group	727,410	6,604,883
Jones Lang LaSalle	59,370	4,483,029
PacWest Bancorp	128,980 [b]	2,200,399
Portfolio Recovery Associates	143,070 [a,b]	9,113,559
PrivateBancorp	693,720	7,256,311
TradeStation Group	796,300 [a]	4,674,281
Waddell & Reed Financial, Cl. A	84,990	1,955,620
Wilmington Trust	440,670	3,877,896
		59,676,270
Health Care—12.3%
Abraxis Bioscience	62,840 [a]	4,608,686
Align Technology	438,720 [a,b]	7,030,488
Emergent Biosolutions	739,416 [a]	13,427,795
Genoptix	438,820 [a,b]	7,552,092
King Pharmaceuticals	1,326,710 [a]	11,555,644
Omnicell	528,060 [a]	5,890,509
Onyx Pharmaceuticals	149,820 [a]	3,609,164
Pain Therapeutics	913,166 [a,b]	5,163,954
		58,838,332
Industrial—23.4%
Actuant, Cl. A	486,240	9,637,277
AGCO	14,380 [a]	475,259
Altra Holdings	423,330 [a]	5,448,257
ArvinMeritor	635,300 [a]	8,303,371
Babcock and Wilcox	117,450 [a]	2,630,880
CDI	151,260	1,677,473
Columbus McKinnon	328,420 [a]	4,203,776
Commercial Vehicle Group	159,490 [a]	1,448,169
Con-way	336,270	8,813,637
Encore Wire	169,570	3,101,435
GeoEye	101,630 [a]	3,703,397
Griffon	152,380 [a]	1,628,942
HNI	87,870	2,053,522

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
ICF International	162,180 [a]	3,420,376
Kaman	283,810	6,065,020
Kelly Services, Cl. A	132,340 [a]	1,381,630
Lennox International	138,120	5,854,907
Saia	234,400 [a]	2,740,136
SFN Group	284,910 [a]	1,549,910
Simpson Manufacturing	362,600	7,991,704
Steelcase, Cl. A	532,150	3,304,651
Sterling Construction	255,140 [a]	2,791,232
Sykes Enterprises	479,680 [a]	5,736,973
UAL	223,320 [a,b]	4,732,151
US Airways Group	233,980 [a]	2,115,179
UTi Worldwide	361,950	5,070,919
WESCO International	185,160 [a]	5,976,965
		111,857,148
Information Technology—12.9%
Cadence Design Systems	573,980 [a]	3,903,064
DealerTrack Holdings	616,340 [a]	9,087,933
Forrester Research	124,500 [a]	3,820,905
MICROS Systems	214,810 [a]	8,184,261
Microsemi	309,450 [a]	4,332,300
Rovi	186,140 [a]	8,098,951
ScanSource	373,670 [a]	9,326,803
Take-Two Interactive Software	275,490 [a,b]	2,292,077
Vishay Intertechnology	654,160 [a]	5,030,490
Vishay Precision Group	91,683 [a]	1,328,487
Websense	111,080 [a,b]	2,160,506
Wright Express	117,380 [a]	3,769,072
		61,334,849
Materials—.5%
Myers Industries	362,850	2,311,355
Telecommunication Services—2.4%
Cbeyond	254,970 [a,b]	3,046,891
General Communication, Cl. A	327,083 [a]	2,947,018
PAETEC Holding	1,294,171 [a]	5,306,101
		11,300,010

10

Common Stocks (continued)	Shares	Value ($)
Utilities—5.4%
Great Plains Energy	312,104	5,770,803
PNM Resources	870,283	9,956,038
Portland General Electric	512,430	10,238,351
		25,965,192
Total Common Stocks
(cost $465,097,623)		462,629,288

Other Investment—3.0%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $14,362,000)	14,362,000 [d]	14,362,000

Investment of Cash Collateral
for Securities Loaned—9.7%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $46,431,767)	46,431,767 [d]	46,431,767
Total Investments (cost $525,891,390)	109.7%	523,423,055
Liabilities, Less Cash and Receivables	(9.7%)	(46,483,838)
Net Assets	100.0%	476,939,217

a Non-income producing security.
b Security, or portion thereof, on loan.At August 31, 2010, the market value of the fund’s securities on loan was
$45,711,294 and the market value of the collateral held by the fund was $46,431,767.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Industrial	23.4	Utilities	5.4
Consumer Discretionary	19.8	Energy	4.9
Information Technology	12.9	Consumer Staples	2.9
Money Market Investments	12.7	Telecommunication Services	2.4
Financial	12.5	Materials	.5
Health Care	12.3		109.7

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $45,711,294)—Note 1(b):
Unaffiliated issuers	465,097,623	462,629,288
Affiliated issuers	60,793,767	60,793,767
Cash		1,381,494
Receivable for investment securities sold		3,101,941
Receivable for shares of Common Stock subscribed		1,050,854
Dividends and interest receivable		158,973
		529,116,317
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		476,761
Liability for securities on loan—Note 1(b)		46,431,767
Payable for shares of Common Stock redeemed		4,721,220
Payable for investment securities purchased		367,453
Interest payable—Note 2		117
Accrued expenses		179,782
		52,177,100
Net Assets ($)		476,939,217
Composition of Net Assets ($):
Paid-in capital		481,778,620
Accumulated net realized gain (loss) on investments		(2,371,068)
Accumulated net unrealized appreciation
(depreciation) on investments		(2,468,335)
Net Assets ($)		476,939,217
Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		21,209,326
Net Asset Value, offering and redemption price per share ($)		22.49

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended August 31, 2010

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	4,120,365
Affiliated issuers	12,371
Income from securities lending—Note 1(b)	501,376
Total Income	4,634,112
Expenses:
Management fee—Note 3(a)	3,240,339
Shareholder servicing costs—Note 3(b)	1,726,539
Registration fees	72,863
Custodian fees—Note 3(b)	61,437
Prospectus and shareholders’ reports	52,970
Professional fees	46,950
Directors’ fees and expenses—Note 3(c)	25,327
Interest expense—Note 2	10,073
Loan commitment fees—Note 2	7,444
Miscellaneous	23,954
Total Expenses	5,267,896
Less—reduction in fees due to earnings credits—Note 1(b)	(1,487)
Net Expenses	5,266,409
Investment (Loss)—Net	(632,297)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	22,602,461
Net unrealized appreciation (depreciation) on investments	(31,416,536)
Net Realized and Unrealized Gain (Loss) on Investments	(8,814,075)
Net (Decrease) in Net Assets Resulting from Operations	(9,446,372)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2010	2009
Operations ($):
Investment (loss)—net	(632,297)	(4,171)
Net realized gain (loss) on investments	22,602,461	(12,122,264)
Net unrealized appreciation
(depreciation) on investments	(31,416,536)	27,320,459
Net Increase (Decrease) in Net Assets
Resulting from Operations	(9,446,372)	15,194,024
Dividends to Shareholders from ($):
Investment income—net	—	(782,003)
Net realized gain on investments	—	(587,748)
Total Dividends	—	(1,369,751)
Capital Stock Transactions ($):
Net proceeds from shares sold	552,552,976	93,035,556
Dividends reinvested	—	1,334,388
Cost of shares redeemed	(265,565,927)	(11,976,435)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	286,987,049	82,393,509
Total Increase (Decrease) in Net Assets	277,540,677	96,217,782
Net Assets ($):
Beginning of Period	199,398,540	103,180,758
End of Period	476,939,217	199,398,540
Capital Share Transactions (Shares):
Shares sold	22,815,238	5,204,180
Shares issued for dividends reinvested	—	107,960
Shares redeemed	(11,259,748)	(766,662)
Net Increase (Decrease) in Shares Outstanding	11,555,490	4,545,478

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	20.65	20.20	27.07	23.12	27.31
Investment Operations:
Investment income (loss)—net[a]	(.04)	(.00)[b]	.06	.08	(.11)
Net realized and unrealized
gain (loss) on investments	1.88	.73	(1.52)	4.90	(1.69)
Total from Investment Operations	1.84	.73	(1.46)	4.98	(1.80)
Distributions:
Dividends from investment income—net	—	(.16)	(.10)	—	—
Dividends from net realized
gain on investments	—	(.12)	(5.31)	(1.03)	(2.39)
Total Distributions	—	(.28)	(5.41)	(1.03)	(2.39)
Net asset value, end of period	22.49	20.65	20.20	27.07	23.12
Total Return (%)	8.91	4.50	(6.04)	21.83	(7.37)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.22	1.38	1.23	1.21	1.19
Ratio of net expenses
to average net assets	1.22[c]	1.37	1.23[c]	1.21	1.19
Ratio of net investment income
(loss) to average net assets	(.15)	(.00)[d]	.26	.29	(.45)
Portfolio Turnover Rate	128.47	194.30	175.45	165.75	170.59
Net Assets, end of period ($ x 1,000)	476,939	199,399	103,181	122,695	136,298

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Expense waivers and/or reimbursements amounted to less than .01%.
d	Amount represents less than .01%.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Small Cap Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers eleven series, including the fund. The fund’s investment objective is to seek capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to existing shareholders without a sales charge.

At a special telephone meeting of the fund’s Board of Directors held on February 3, 2010, the Board approved, effective February 8, 2010, a proposal to change the name of the fund from “Dreyfus Small Company Value Fund” to “Dreyfus Opportunistic Small Cap Fund”.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which

16

may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

The following is a summary of the inputs used as of August 31, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	452,540,300	—	—	452,540,300
Equity Securities—
Foreign†	10,088,988	—	—	10,088,988
Mutual Funds	60,793,767	—	—	60,793,767
† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended August 31, 2010,The Bank of New York Mellon earned $214,874, from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

20

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended August 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	8/31/2009 ($)	Purchases ($)	Sales ($)	8/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	7,441,000	406,975,000	400,054,000	14,362,000	3.0
Dreyfus
Institutional
Cash
Advantage
Fund	33,428,898	343,785,471	330,782,602	46,431,767	9.7
Total	40,869,898	750,760,471	730,836,602	60,793,767	12.7

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended August 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $2,007,626 and unrealized depreciation $6,847,029.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2010 and August 31, 2009 were as follows: ordinary income $0 and $1,369,751, respectively.

During the period ended August 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $632,297, increased accumulated net realized gain (loss) on investments by $37,250 and decreased paid-in-capital by $669,547. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility held by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

22

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2010 was approximately $673,400 with a related weighted average annualized interest rate of 1.50%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2010, the fund was charged $1,080,113 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2010, the fund was charged $167,163 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2010, the fund was charged $25,243 pursuant to the

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1,487.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2010, the fund was charged $61,437 pursuant to the custody agreement.

During the period ended August 31, 2010, the fund was charged $4,648 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $320,218, shareholder services plan fees $106,739, custodian fees $13,571, chief compliance officer fees $673 and transfer agency per account fees $35,560.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2010, amounted to $804,621,299 and $530,483,168, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and

24

losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended August 31, 2010.These disclosures did not impact the notes to the financial statements.

At August 31, 2010, the cost of investments for federal income tax purposes was $530,270,084; accordingly, accumulated net unrealized depreciation on investments was $6,847,029, consisting of $46,065,318 gross unrealized appreciation and $52,912,347 gross unrealized depreciation.

The Fund 25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Opportunistic Small Cap Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Opportunistic Small Cap Fund (formerly, Dreyfus Small Company Value Fund) (one of the series comprising Advantage Funds, Inc.) as of August 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Opportunistic Small Cap Fund at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 25, 2010

26

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 2, 2010, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 30, 2011. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that it believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail no-load small-cap core funds (the “Performance Group”) and to a larger universe of funds consisting of all retail and institutional small-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s average annual total return was above the Performance Group and Performance Universe medians for all periods ended December 31, 2009, ranking in the first quartile of the Performance Universe for all periods and in the first quartile of the Performance Group for all periods except the ten-year period. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s contractual and actual management fees were below the Expense Group and Expense Universe medians and that the fund’s expense ratio was below the Expense Group median, but slightly above the Expense Universe median.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, as

28

applicable, in providing services to the Similar Accounts as compared to the fund. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fees.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that Dreyfus was not realizing a profit on the fund’s operations.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the Management Agreement was in the best interests of the fund and its shareholders.

30

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

The Fund 33

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

34

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

NATALIA GRIBAS, Anti-Money Laundering
Compliance Officer since July 2010.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

The Fund 35

NOTES

Dreyfus
Strategic Value Fund

ANNUAL REPORT August 31, 2010

BNY MELLON
ASSET MANAGEMENT

Dreyfus

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Important Tax Information
33	Information About the Review and Approval of the Fund’s Management Agreement
37	Board Members Information
39	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Strategic Value Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus StrategicValue Fund, covering the 12-month period from September 1, 2009, through August 31, 2010.

As the summer of 2010 cooled off, so did the pace of the U.S. and global economic recoveries. Former engines of growth appeared to stall as large parts of the developed world remained indebted and burdened by weak housing markets.While some emerging markets have posted more impressive growth rates, their developing economies have not yet provided a meaningful boost to global economic activity.The result has been a subpar U.S. recovery with stubbornly high unemployment rates, low levels of consumer confidence and muted corporate investment.

Nonetheless, we do not expect a return to recessionary conditions, thanks to record low short-term interest rates and quantitative easing from the Federal Reserve Board. In addition, the corporate profit outlook continues to be positive for many U.S. companies that have taken advantage of improved demand while aggressively controlling costs. Consequently, we believe high-quality stocks, in general, are now attractive relative to other asset classes due to improved valuations, healthy corporate balance sheets and better-than-expected earnings. As always, your financial advisor is best-suited to help you evaluate and adjust your investments and potentially seize opportunities in this slow-growth economic context.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by Brian Ferguson, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, Dreyfus Strategic Value Fund’s Class A shares produced a total return of –0.29%, Class B shares produced a total return of –1.11%, Class C shares produced a total return of –0.94% and Class I shares produced a total return of –0.07%.1 The fund’s benchmark, the Russell 1000 Value Index, produced a total return of 4.96% for the same period.2

Stocks encountered heightened volatility late in the reporting period, and a market rally sputtered when investors grew concerned regarding a number of threats to global economic growth. The fund produced lower returns than its benchmark, mainly due to a bias toward larger, higher-quality companies at a time when smaller, more speculative stocks fared better.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue this goal, we invest at least 80% of the fund’s assets in stocks, including common stocks, preferred stocks and convertible securities.The fund may invest up to 30% of its assets in foreign issuers.When selecting stocks for the fund, we utilize a “bottom-up” approach in which we focus on individual stock selection rather than attempting to forecast market trends. Our investment approach is value-oriented and research-driven. When selecting stocks, we identify potential investments through extensive quantitative and fundamental research with a focus on value, sound business fundamentals and positive business momentum.

Global Economic Concerns Intensified

The reporting period began in the midst of an economic recovery and stock market rally as improved manufacturing activity and an apparent bottoming of residential housing prices helped boost confidence among businesses, consumers and investors. The economic recovery

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

appeared to gain additional traction during the first quarter of 2010, when employment gains seemed to indicate that stubbornly high unemployment might moderate.

In May, however, several developments threatened the economic rebound. Europe was roiled by a sovereign debt crisis when Greece and other nations found themselves unable to finance heavy debt burdens, requiring intervention by the International Monetary Fund and the European Union. Robust economic growth in China, one of the primary engines of the global economic recovery, sparked local inflationary pressures, and investors grew worried that remedial measures might dampen a major engine of global growth. Finally, in the United States, mixed data related to employment and the housing market suggested that economic headwinds might constrain already mild growth. Consequently, stocks gave back many of their previous gains.

Positioned for a Mild Recovery

The fund began the reporting period with an emphasis on market sectors and individual companies that appeared poised to thrive in the economic rebound. However, this investment bias led to some unfortunate positions in the consumer discretionary and financials sectors.

In the financials sector, our preference for large, national banks—such as Bank of America, JPMorgan Chase & Co., Goldman Sachs Group and Morgan Stanley—over their smaller, regional counterparts undermined the fund’s relative performance when the capital markets faltered and regulatory scrutiny intensified. In addition, underweighted exposure to real estate investment trusts (REITs) prevented the fund from participating in the industry’s relative strength. REITs had responded positively to investors’ more optimistic outlook regarding conditions in the commercial real estate market, a view we do not necessarily share.

Among consumer discretionary stocks, overweighted exposure to media companies dampened the fund’s results.We had established positions in content producers, such as advertising conglomerate Omnicom Group, which we believe would fare better than program distributors. However, content producers lagged in the weakening economy.

The fund achieved more positive results in other market segments.The energy sector proved beneficial to results, as we favored growth-oriented

4

oil producers such as Occidental Petroleum over integrated oil-and-gas companies, particularly ExxonMobil. The fund also benefited from a position in XTO Energy, which was acquired by ExxonMobil during the reporting period. In the materials sector, metals-and-mining giant Freeport-McMoRan Copper & Gold gained value due to its presence in China, and fertilizer producer CF Industries Holdings benefited from rising corn prices.

Weathering Bouts of Volatility

Although the U.S. and global economies have hit a rough patch, we do not expect a return to recession. In addition, our conversations with senior executives at various companies indicate that businesses are generally optimistic, and they may be prepared to deploy some of the massive cash reserves on their balance sheets when current economic and regulatory uncertainty wanes. In addition, equity valuations have become more attractive after recent bouts of weakness.

As of the reporting period’s end, we have increased the fund’s exposure to the telecommunications services sector through investments in AT&T andVerizon Communications, which we expect to benefit from expanding smartphone use and data traffic. Conversely, as valuations among information technology companies increased, we trimmed some of the fund’s better-performing holdings in the sector.

September 15, 2010

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through January 1, 2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Strategic Value Fund on 8/31/00 to a $10,000 investment made in the Russell 1000 Value Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Performance for Class B, Class C and Class I shares will vary from the performance of Class A shares shown above due to the differences in charges and expenses.The Index uses company price-to-book ratios and long-term growth rates to calculate a composite ranking, which is used to determine if a stock is
“growth” or “value.” Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/10

	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	9/29/95	–6.01%	–1.27%	1.64%
without sales charge	9/29/95	–0.29%	–0.10%	2.24%
Class B shares
with applicable redemption charge †	5/31/01	–5.07%	–1.26%	1.87%†††,††††
without redemption	5/31/01	–1.11%	–0.93%	1.87%†††,††††
Class C shares
with applicable redemption charge ††	5/31/01	–1.93%	–0.83%	1.58%†††
without redemption	5/31/01	–0.94%	–0.83%	1.58%†††
Class I shares	5/31/01	–0.07%	0.10%	2.34%†††
Russell 1000 Value Index		4.96%	–1.69%	1.92%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class B, C and I shares of the fund represent the performance of the fund’s Class A shares for periods prior to May 31, 2001 (the inception date for Class B, C and I shares), adjusted to reflect the applicable sales load for each share class.
††††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Strategic Value Fund from March 1, 2010 to August 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2010
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 4.78	$ 9.40	$ 8.43	$ 3.56
Ending value (after expenses)	$935.70	$931.40	$932.10	$936.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2010
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 4.99	$ 9.80	$ 8.79	$ 3.72
Ending value (after expenses)	$1,020.27	$1,015.48	$1,016.48	$1,021.53

† Expenses are equal to the fund’s annualized expense ratio of .98% for Class A, 1.93% for Class B, 1.73% for Class C and .73% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
August 31, 2010

Common Stocks—100.5%	Shares	Value ($)
Consumer Discretionary—12.5%
Abercrombie & Fitch, Cl. A	98,390 [a]	3,404,294
Carnival	247,910	7,729,834
Home Depot	314,880	8,756,813
Johnson Controls	404,870	10,741,201
Macy’s	173,020	3,363,509
Mattel	162,090	3,402,269
News, Cl. A	797,400	10,023,318
NVR	5,080 [a,b]	3,069,133
Omnicom Group	290,260	10,162,003
Staples	178,010	3,163,238
Time Warner	422,820	12,676,144
Toll Brothers	205,120 [b]	3,544,474
Whirlpool	36,030	2,671,985
		82,708,215
Consumer Staples—7.0%
Archer-Daniels-Midland	57,560	1,771,697
Clorox	52,280	3,388,790
CVS Caremark	435,490	11,758,230
Dr. Pepper Snapple Group	89,840	3,307,909
Energizer Holdings	97,360 [b]	6,138,548
PepsiCo	206,350	13,243,543
Philip Morris International	130,250	6,700,060
		46,308,777
Energy—15.2%
Alpha Natural Resources	45,670 [b]	1,695,727
Anadarko Petroleum	100,600	4,626,594
Cameron International	262,836 [b]	9,667,108
ConocoPhillips	251,610	13,191,912
EOG Resources	181,680	15,782,542
Exxon Mobil	113,700	6,726,492
Occidental Petroleum	391,010	28,575,011
Peabody Energy	38,720	1,657,216
QEP Resources	217,560	6,315,767
Schlumberger	233,060	12,429,090
		100,667,459

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial—24.1%
American Express	81,230	3,238,640
Ameriprise Financial	170,620	7,435,620
AON	151,110	5,476,225
Bank of America	1,510,070	18,800,371
Capital One Financial	84,830	3,211,664
Citigroup	1,649,770 [b]	6,137,144
Comerica	185,290	6,375,829
Fidelity National Financial, Cl. A	217,980	3,162,890
Genworth Financial, Cl. A	288,460 [b]	3,124,022
Goldman Sachs Group	85,890	11,761,777
JPMorgan Chase & Co.	742,078	26,981,956
Marsh & McLennan	219,930	5,216,740
MetLife	345,519	12,991,513
Morgan Stanley	256,260	6,327,059
PNC Financial Services Group	97,300	4,958,408
Prudential Financial	114,880	5,809,482
State Street	90,380	3,170,530
SunTrust Banks	195,340	4,393,196
TD Ameritrade Holding	296,050 [b]	4,325,290
Wells Fargo & Co.	708,930	16,695,301
		159,593,657
Health Care—10.8%
AmerisourceBergen	117,050	3,193,124
Amgen	128,030 [b]	6,534,651
Baxter International	78,960	3,360,538
CIGNA	161,060	5,189,353
McKesson	58,580	3,400,569
Merck & Co.	443,210	15,583,264
Pfizer	1,236,660	19,699,994
Thermo Fisher Scientific	70,110 [b]	2,953,033
UnitedHealth Group	265,550	8,423,246
Zimmer Holdings	61,240 [b]	2,888,691
		71,226,463
Industrial—10.5%
Caterpillar	102,740	6,694,538

10

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Cummins	67,240	5,003,328
Dover	182,910	8,187,052
Eaton	46,300	3,216,924
General Electric	1,033,150	14,960,012
Honeywell International	81,300	3,178,017
Norfolk Southern	88,150	4,731,892
Paccar	76,770	3,146,802
Pitney Bowes	387,816	7,461,580
Rockwell Collins	62,310	3,360,378
Union Pacific	64,650	4,715,571
United Technologies	73,980	4,824,236
		69,480,330
Information Technology—9.3%
AOL	280,866 [b]	6,240,842
BMC Software	171,250 [b]	6,175,275
Cisco Systems	483,980 [b]	9,703,799
Hewlett-Packard	141,850	5,458,388
Microsoft	650,320	15,269,514
Motorola	457,280 [b]	3,443,318
QUALCOMM	305,420	11,700,640
Teradata	108,050 [b]	3,537,557
		61,529,333
Materials—3.7%
Air Products & Chemicals	46,640	3,452,759
CF Industries Holdings	84,520	7,818,100
Dow Chemical	136,410	3,324,312
Freeport-McMoRan Copper & Gold	98,450	7,086,431
International Paper	135,970	2,781,946
		24,463,548
Telecommunication Services—4.4%
AT & T	832,550	22,503,826
Verizon Communications	232,390	6,857,829
		29,361,655
Utilities—3.0%
Entergy	86,400	6,811,776

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Utilities (continued)
NextEra Energy	176,530	9,484,957
Questar	207,430	3,376,960
		19,673,693
Total Common Stocks
(cost $655,313,638)		665,013,130

Other Investment—.1%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $495,000)	495,000 [c]	495,000

Investment of Cash Collateral
for Securities Loaned—.5%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $3,332,626)	3,332,626 [c]	3,332,626
Total Investments (cost $659,141,264)	101.1%	668,840,756
Liabilities, Less Cash and Receivables	(1.1%)	(7,552,929)
Net Assets	100.0%	661,287,827

a Security, or portion thereof, on loan.At August 31, 2010, the market value of the fund’s securities on loan was
$3,226,988 and the market value of the collateral held by the fund was $3,332,626.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	24.1	Consumer Staples	7.0
Energy	15.2	Telecommunication Services	4.4
Consumer Discretionary	12.5	Materials	3.7
Health Care	10.8	Utilities	3.0
Industrial	10.5	Money Market Investments	.6
Information Technology	9.3		101.1

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2010

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,226,988)—Note 1(b):
Unaffiliated issuers			655,313,638	665,013,130
Affiliated issuers			3,827,626	3,827,626
Cash				83,310
Dividends and interest receivable				1,526,480
Receivable for shares of Common Stock subscribed				640,259
Prepaid expenses				42,371
				671,133,176
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				509,324
Payable for shares of Common Stock redeemed				5,688,616
Liability for securities on loan—Note 1(b)				3,332,626
Accrued expenses				314,783
				9,845,349
Net Assets ($)				661,287,827
Composition of Net Assets ($):
Paid-in capital				797,796,434
Accumulated undistributed investment income—net				2,887,092
Accumulated net realized gain (loss) on investments				(149,095,191)
Accumulated net unrealized appreciation
(depreciation) on investments				9,699,492
Net Assets ($)				661,287,827

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	541,877,442	4,353,100	46,985,834	68,071,451
Shares Outstanding	23,255,015	195,392	2,112,531	2,920,851
Net Asset Value Per Share ($)	23.30	22.28	22.24	23.31

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended August 31, 2010

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	10,829,874
Affiliated issuers	6,740
Income from securities lending—Note 1(b)	10,899
Total Income	10,847,513
Expenses:
Management fee—Note 3(a)	5,045,574
Shareholder servicing costs—Note 3(c)	2,760,615
Distribution fees—Note 3(b)	411,401
Registration fees	75,461
Prospectus and shareholders’ reports	63,194
Custodian fees—Note 3(c)	55,460
Professional fees	48,113
Directors’ fees and expenses—Note 3(d)	39,135
Loan commitment fees—Note 2	5,002
Interest expense—Note 2	1,108
Miscellaneous	27,948
Total Expenses	8,533,011
Less—reduction in management fee due to undertaking—Note 3(a)	(1,177,631)
Less—reduction in fees due to earnings credits—Note 1(b)	(2,365)
Net Expenses	7,353,015
Investment Income—Net	3,494,498
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	33,640,084
Net unrealized appreciation (depreciation) on investments	(44,683,108)
Net Realized and Unrealized Gain (Loss) on Investments	(11,043,024)
Net (Decrease) in Net Assets Resulting from Operations	(7,548,526)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2010	2009[a]
Operations ($):
Investment income—net	3,494,498	5,298,135
Net realized gain (loss) on investments	33,640,084	(163,093,271)
Net unrealized appreciation
(depreciation) on investments	(44,683,108)	44,695,796
Net Increase (Decrease) in Net Assets
Resulting from Operations	(7,548,526)	(113,099,340)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,992,381)	(5,059,514)
Class B Shares	—	(30,917)
Class C Shares	—	(237,232)
Class I Shares	(343,308)	(485,620)
Class T Shares	—	(200,387)
Total Dividends	(3,335,689)	(6,013,670)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	204,668,293	195,731,957
Class B Shares	530,511	478,667
Class C Shares	14,609,303	10,035,003
Class I Shares	70,120,896	14,561,982
Class T Shares	—	1,714,969
Dividends reinvested:
Class A Shares	2,748,505	4,691,827
Class B Shares	—	28,004
Class C Shares	—	184,946
Class I Shares	261,221	470,691
Class T Shares	—	186,431
Cost of shares redeemed:
Class A Shares	(164,295,662)	(139,790,809)
Class B Shares	(4,190,163)	(5,665,029)
Class C Shares	(10,383,196)	(10,277,550)
Class I Shares	(34,724,567)	(42,703,298)
Class T Shares	—	(18,349,014)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	79,345,141	11,298,777
Total Increase (Decrease) in Net Assets	68,460,926	(107,814,233)
Net Assets ($):
Beginning of Period	592,826,901	700,641,134
End of Period	661,287,827	592,826,901
Undistributed investment income—net	2,887,092	2,728,283

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,
	2010	2009[a]
Capital Share Transactions:
Class Ab,c
Shares sold	8,209,417	9,739,957
Shares issued for dividends reinvested	111,411	255,833
Shares redeemed	(6,576,727)	(7,019,687)
Net Increase (Decrease) in Shares Outstanding	1,744,101	2,976,103
Class Bb
Shares sold	22,098	23,866
Shares issued for dividends reinvested	—	1,580
Shares redeemed	(175,083)	(282,304)
Net Increase (Decrease) in Shares Outstanding	(152,985)	(256,858)
Class C
Shares sold	607,753	509,237
Shares issued for dividends reinvested	—	10,490
Shares redeemed	(436,880)	(530,923)
Net Increase (Decrease) in Shares Outstanding	170,873	(11,196)
Class I
Shares sold	2,787,942	724,225
Shares issued for dividends reinvested	10,606	25,693
Shares redeemed	(1,409,827)	(2,014,948)
Net Increase (Decrease) in Shares Outstanding	1,388,721	(1,265,030)
Class Tc
Shares sold	—	85,052
Shares issued for dividends reinvested	—	10,468
Shares redeemed	—	(994,529)
Net Increase (Decrease) in Shares Outstanding	—	(899,009)

a	Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b	During the period ended August 31, 2010, 86,705 Class B shares representing $2,077,411 were automatically converted to 83,143 Class A shares and during the period ended August 31, 2009, 88,682 Class B shares representing $1,823,745 were automatically converted to 85,257 Class A shares.
c	On the close of business on February 4, 2009, 755,477 Class T shares representing $13,439,931 were converted to 732,821 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	23.50	28.42	33.56	30.75	29.48
Investment Operations:
Investment income—net[a]	.14	.22	.27	.31	.20
Net realized and unrealized
gain (loss) on investments	(.20)	(4.88)	(3.21)	4.60	3.42
Total from Investment Operations	(.06)	(4.66)	(2.94)	4.91	3.62
Distributions:
Dividends from investment income—net	(.14)	(.26)	(.29)	(.21)	(.11)
Dividends from net realized
gain on investments	—	—	(1.91)	(1.89)	(2.24)
Total Distributions	(.14)	(.26)	(2.20)	(2.10)	(2.35)
Net asset value, end of period	23.30	23.50	28.42	33.56	30.75
Total Return (%)[b]	(.29)	(16.14)	(9.39)	16.32	12.92
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.22	1.27	1.16	1.18	1.20
Ratio of net expenses
to average net assets	1.05	1.26	1.16[c]	1.18[c]	1.20
Ratio of net investment income
to average net assets	.56	1.09	.88	.94	.69
Portfolio Turnover Rate	91.83	119.48	107.46	64.86	72.24
Net Assets, end of period ($ x 1,000)	541,877	505,409	526,723	433,687	242,377

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	22.53	27.23	32.21	29.62	28.62
Investment Operations:
Investment income (loss)—net[a]	(.08)	.04	.02	.05	(.02)
Net realized and unrealized
gain (loss) on investments	(.17)	(4.68)	(3.09)	4.43	3.30
Total from Investment Operations	(.25)	(4.64)	(3.07)	4.48	3.28
Distributions:
Dividends from investment income—net	—	(.06)	—	—	(.04)
Dividends from net realized
gain on investments	—	—	(1.91)	(1.89)	(2.24)
Total Distributions	—	(.06)	(1.91)	(1.89)	(2.28)
Net asset value, end of period	22.28	22.53	27.23	32.21	29.62
Total Return (%)[b]	(1.11)	(16.98)	(10.12)	15.42	12.06
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.00	2.24	1.97	1.96	1.97
Ratio of net expenses
to average net assets	1.90	2.23	1.97[c]	1.96[c]	1.97
Ratio of net investment income
(loss) to average net assets	(.32)	.18	.05	.16	(.08)
Portfolio Turnover Rate	91.83	119.48	107.46	64.86	72.24
Net Assets, end of period ($ x 1,000)	4,353	7,850	16,480	16,606	14,213

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

18

		Year Ended August 31,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	22.45	27.17	32.22	29.65	28.64
Investment Operations:
Investment income (loss)—net[a]	(.05)	.07	.04	.05	(.01)
Net realized and unrealized
gain (loss) on investments	(.16)	(4.67)	(3.09)	4.44	3.32
Total from Investment Operations	(.21)	(4.60)	(3.05)	4.49	3.31
Distributions:
Dividends from investment income—net	—	(.12)	(.09)	(.03)	(.06)
Dividends from net realized
gain on investments	—	—	(1.91)	(1.89)	(2.24)
Total Distributions	—	(.12)	(2.00)	(1.92)	(2.30)
Net asset value, end of period	22.24	22.45	27.17	32.22	29.65
Total Return (%)[b]	(.94)	(16.83)	(10.05)	15.45	12.14
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.95	2.04	1.92	1.91	1.91
Ratio of net expenses
to average net assets	1.80	2.03	1.91	1.91[c]	1.91
Ratio of net investment income
(loss) to average net assets	(.19)	.34	.13	.17	(.02)
Portfolio Turnover Rate	91.83	119.48	107.46	64.86	72.24
Net Assets, end of period ($ x 1,000)	46,986	43,593	53,065	30,079	21,669

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class I Shares	2010	2009	2008	2007[a]	2006
Per Share Data ($):
Net asset value, beginning of period	23.48	28.45	33.58	30.78	29.46
Investment Operations:
Investment income—net[b]	.21	.25	.24	.39	.30
Net realized and unrealized
gain (loss) on investments	(.21)	(4.91)	(3.13)	4.59	3.40
Total from Investment Operations	—	(4.66)	(2.89)	4.98	3.70
Distributions:
Dividends from investment income—net	(.17)	(.31)	(.33)	(.29)	(.14)
Dividends from net realized
gain on investments	—	—	(1.91)	(1.89)	(2.24)
Total Distributions	(.17)	(.31)	(2.24)	(2.18)	(2.38)
Net asset value, end of period	23.31	23.48	28.45	33.58	30.78
Total Return (%)	(.07)	(16.06)	(9.21)	16.57	13.22
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.12	1.12	1.11	1.00	.92
Ratio of net expenses
to average net assets	.82	1.11	1.09	1.00[c]	.92
Ratio of net investment income
to average net assets	.81	1.25	1.02	1.14	.98
Portfolio Turnover Rate	91.83	119.48	107.46	64.86	72.24
Net Assets, end of period ($ x 1,000)	68,071	35,976	79,567	7,200	1,826

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus StrategicValue Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (300 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized).Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures

22

approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	665,013,130	—	—	665,013,130
Mutual Funds	3,827,626	—	—	3,827,626
† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

24

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended August 31, 2010, The Bank of New York Mellon earned $4,671 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended August 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	8/31/2009 ($)	Purchases ($)	Sales ($)	8/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	—	169,264,000	168,769,000	495,000.1
Dreyfus
Institutional
Cash
Advantage
Fund	46,370,507	117,747,127	160,785,008	3,332,626.5
Total	46,370,507	287,011,127	329,554,008	3,827,626.6

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as

26

income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,887,092, accumulated capital losses $141,901,912 and unrealized appreciation $2,506,213.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2010. If not applied, $63,747,977 of the carryover expires in fiscal 2017 and $70,319,616 expires in fiscal 2018.

As a result of the fund’s merger with Dreyfus Premier Intrinsic Value Fund, capital losses of $7,834,319 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual lim-itation.This acquired capital loss will expire in fiscal 2015.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2010 and August 31, 2009 were as follows: ordinary income $3,335,689 and $6,013,670, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility held by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2010 was approximately $76,700 with a related weighted average annualized interest rate of 1.44%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund from January 1, 2010 through January 1, 2011, so that the net operating expenses of Class A, Class B, Class C and Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .98%, 1.94%, 1.73% and .73%, respectively, of the value of such class’ average daily net assets.The reduction in management fee, pursuant to the undertakings, amounted to $1,177,631 during the period ended August 31, 2010.

During the period ended August 31, 2010, the Distributor retained $57,090 from commissions earned on sales of the fund’s Class A shares, and $9,676 and $11,801 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended August 31, 2010, Class B and Class C shares were charged $47,973 and $363,428, respectively, pursuant to the Plan.

28

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2010, Class A, Class B and Class C shares were charged $1,395,011, $15,991 and $121,142, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2010, the fund was charged $228,157 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2010, the fund was charged $41,480 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $2,365.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2010, the fund was charged $55,460 pursuant to the custody agreement.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended August 31, 2010, the fund was charged $4,648 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $443,121, Rule 12b-1 distribution plan fees $34,315, shareholder services plan fees $131,503, custodian fees $8,001, chief compliance officer fees $673 and transfer agency per account fees $49,687, which are offset against an expense reimbursement currently in effect in the amount of $157,976.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2010, amounted to $687,132,254 and $603,384,645, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended August 31, 2010.These disclosures did not impact the notes to the financial statements.

At August 31, 2010, the cost of investments for federal income tax purposes was $666,334,543; accordingly, accumulated net unrealized appreciation on investments was $2,506,213, consisting of $39,459,378 gross unrealized appreciation and $36,953,165 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Strategic Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Strategic Value Fund (one of the series comprising Advantage Funds, Inc.) as of August 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus StrategicValue Fund at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 25, 2010

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2010 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $3,335,689 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

32

INFORMATION ABOUT THE REVIEW AND APPROVAL OF
THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 2, 2010, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 30, 2011. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that it believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail front-end load multi-cap value funds (the “Performance Group”) and to a larger universe of funds consisting of all retail and institutional multi-cap value funds (the “Performance Universe”) selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s average annual total return was above the Performance Group and Performance Universe medians for all periods ended December 31, 2009 except the one-year period. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board members noted that the fund’s contractual management fee was at the Expense Group median and that the fund’s actual management fee and expense ratio were above the Expense Group and Expense Universe medians. After discussions with the Board members, representatives of Dreyfus agreed that Dreyfus will waive receipt of its fees and/or assume the expenses of the fund until January 1, 2011, so that the net operating expenses of Class A, B, C, and I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .98%, 1.94%, 1.73%, and .73%, respectively.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the

34

Similar Accounts and the differences, from Dreyfus’ perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fees.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s relative performance.

  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the Management Agreement was in the best interests of the fund and its shareholders.

36

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager.

Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

NATALIA GRIBAS, Anti-Money Laundering
Compliance Officer since July 2010.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.

He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

The Fund 41

Dreyfus Structured Midcap Fund

ANNUAL REPORT August 31, 2010

BNY MELLON ASSET MANAGEMENT

Dreyfus

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
23	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Important Tax Information
36	Information About the Review and Approval of the Fund’s Management Agreement
40	Board Members Information
42	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Structured Midcap Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Structured Midcap Fund, covering the 12-month period from September 1, 2009, through August 31, 2010.

As the summer of 2010 cooled off, so did the pace of the U.S. and global economic recoveries. Former engines of growth appeared to stall as large parts of the developed world remained indebted and burdened by weak housing markets.While some emerging markets have posted more impressive growth rates, their developing economies have not yet provided a meaningful boost to global economic activity.The result has been a subpar U.S. recovery with stubbornly high unemployment rates, low levels of consumer confidence and muted corporate investment.

Nonetheless, we do not expect a return to recessionary conditions, thanks to record low short-term interest rates and quantitative easing from the Federal Reserve Board. In addition, the corporate profit outlook continues to be positive as many U.S. companies have taken advantage of improved demand while aggressively controlling costs. Consequently, we believe stocks are now attractive relative to other asset classes due to improved valuations, healthy corporate balance sheets and better-than-expected earnings. As always, your financial advisor can help you align your investments with a slow-growth economic environment as well as your needs, goals and attitudes toward risk.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of September 1, 2009, through August 31, 2010, as provided by Patrick Slattery, Oliver Buckley and Michael F. Dunn, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, Dreyfus Structured Midcap Fund’s Class A shares produced a total return of 11.97%, Class B shares returned 11.10%, Class C shares returned 11.15% and Class I shares returned 12.37%.1 In comparison, the fund’s benchmark index, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), produced a total return of 11.87% for the same period.2

Despite heightened volatility in the spring and summer of 2010 stemming from renewed economic concerns, U.S. stocks generally advanced during the reporting period. Midcap stocks outperformed their small-and large-cap counterparts, on average.The fund’s Class A and Class I shares generated higher returns than its benchmark, due primarily to the effectiveness of our quantitatively based security selection process.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue this goal, the fund invests at least 80% of its assets in the stocks of companies included in the S&P 400 Index or the Russell Midcap Index at the time of purchase.The fund’s stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. We construct the portfolio through a “bottom-up” structured approach focusing on stock selection as opposed to making proactive decisions as to industry sector exposure.The approach seeks to identify undervalued securities through a quantitative process that ranks stocks based on value measures, behavioral/momentum factors, and quality metrics.We attempt to maintain a neutral exposure to industry groups relative to the S&P 400 Index.

Economic Uncertainties Limited Market Gains

The U.S. economy continued to recover from recession during the reporting period. Bolstered by robust government stimulus spending and historically low short-term interest rates, domestic manufacturing

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

activity increased and corporate earnings rose. However, employment and housing remained weak. In addition, investors grew worried in the spring of 2010 that a sovereign debt crisis in Europe and inflationary pressures in China might derail global economic growth. As these concerns intensified and U.S. stimulus spending wound down in the second and third quarters of 2010, the pace of the economic recovery slowed.

Stock market behavior reflected investors’ shifting levels of confidence in the underlying economy. U.S. equity markets rallied from the beginning of the reporting period through April 2010 as companies delivered better-than-expected earnings. Initially, the market’s greatest gains were concentrated among lower-quality stocks that had been severely punished during the recession.As the rally continued, market strength broadened to include higher-quality companies with sustainable revenues and earnings. However, in late April 2010 the market rally stalled in light of disappointing economic data, and stocks subsequently erased a portion of their previous gains.

Fund’s Stock Selections Outpaced the Benchmark

The fund’s relative performance was augmented by strong individual stock selections, particularly in the health care and information technology sectors. Top health care performers included drug developer OSI Pharmaceuticals, which received an acquisition offer at a substantial premium to its then-prevailing stock price (and was sold out of the portfolio shortly thereafter); and healthcare benefits provider Humana, which derived strong earnings from its Medicare supplement program. Among information technology holdings, Internet hardware maker F5 Networks more than doubled in value amid strong corporate demand for products related to cloud computing.A number of other technology holdings also performed notably well, led by enterprise software company Sybase, which was acquired during the period (and subsequently sold out of the portfolio); and technology analysis provider Gartner, which raised full year guidance.

Several holdings in other areas further enhanced returns relative to the fund’s benchmark. Consumer finance company AmeriCredit received an attractive buyout offer. Mining equipment manufacturer Bucyrus International exceeded earnings forecasts and made an acquisition that was favorably regarded. Bucyrus was sold out of the portfolio later in the

4

reporting period. Fashion accessories maker Fossil posted better-than-expected earnings and announced a share buyback program. Machinery manufacturer Timken reported strong revenues and raised earnings guidance toward the end of the reporting period.

A few holdings detracted materially from the fund’s relative performance. Engineering and construction firm Dycom Industries saw sluggish demand from the telecommunications industry, and was sold out of the portfolio. Vehicle manufacturer Oshkosh slipped due to concerns regarding possible reductions in military spending. Construction materials producer Carlisle Companies reduced earnings guidance due to rising costs. Finally, technology services outsourcing firm Computer Sciences lost ground after reporting weak revenues and guidance.

Positioned for Further Recovery

As of the reporting period’s end, economic concerns clearly overhang the market. Nevertheless, the economy currently appears to remain in recovery mode.The fund’s disciplined stock selection process positions it to benefit from the trend. We continue to see opportunities across various market sectors and among quality stocks with sound underlying fundamentals.

September 15, 2010

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. market.
Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B, Class C and Class I shares of Dreyfus
Structured Midcap Fund on 6/29/01 (inception date) to a $10,000 investment made in the Standard & Poor’s
MidCap 400 Index (the “S&P 400 Index”) and the Russell Midcap Index on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class B shares assumes the conversion of Class
B shares to Class A shares at the end of the sixth year following the date of purchase.The S&P 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. market.
The Russell Midcap Index is a widely accepted, unmanaged index of medium-cap stock market performance. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/10

	Inception			From
	Date	1 Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	6/29/01	5.54%	–1.78%	3.18%
without sales charge	6/29/01	11.97%	–0.61%	3.85%
Class B shares
with applicable redemption charge †	6/29/01	7.10%	–1.79%	3.32%
without redemption	6/29/01	11.10%	–1.44%	3.32%
Class C shares
with applicable redemption charge ††	6/29/01	10.15%	–1.37%	3.05%
without redemption	6/29/01	11.15%	–1.37%	3.05%
Class I shares	6/29/01	12.37%	–0.41%	4.08%
Standard & Poor’s
MidCap 400 Index	6/30/01	11.87%	1.73%	5.01%
Russell Midcap Index	6/30/01	12.32%	0.82%	4.80%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Structured Midcap Fund from March 1, 2010 to August 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2010
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.36	$ 11.00	$ 10.61	$ 5.27
Ending value (after expenses)	$970.60	$966.70	$966.10	$971.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2010
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.51	$ 11.27	$ 10.87	$ 5.40
Ending value (after expenses)	$1,018.75	$1,014.01	$1,014.42	$1,019.86

† Expenses are equal to the fund’s annualized expense ratio of 1.28% for Class A, 2.22% for Class B, 2.14% for Class C and 1.06% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
August 31, 2010

Common Stocks—99.4%	Shares	Value ($)
Consumer Discretionary—12.4%
Aeropostale	15,175 [a]	323,227
American Greetings, Cl. A	28,800	555,840
AnnTaylor Stores	17,700 [a]	271,341
Autoliv	9,800	530,572
Brinker International	42,800	674,100
Cheesecake Factory	50,600 [a]	1,132,934
Collective Brands	35,700 [a,b]	461,601
Fossil	24,400 [a]	1,158,756
ITT Educational Services	4,900 [a,b]	260,974
J Crew Group	34,600 [a]	1,054,954
PetSmart	27,600	880,164
Ross Stores	4,400	218,372
Scholastic	26,000 [b]	609,180
Signet Jewelers	20,300 [a]	536,732
Sotheby’s	8,600	228,846
Timberland, Cl. A	18,800 [a]	302,116
TRW Automotive Holdings	8,100 [a]	281,556
Warnaco Group	21,400 [a]	896,232
Williams-Sonoma	21,100	547,756
Wyndham Worldwide	23,100	535,689
		11,460,942
Consumer Staples—4.7%
ConAgra Foods	14,200	306,578
Corn Products International	6,700	228,671
Dr. Pepper Snapple Group	17,300	636,986
Energizer Holdings	13,900 [a]	876,395
Estee Lauder, Cl. A	5,400	302,778
Hormel Foods	11,500	496,225
Lancaster Colony	27,100 [b]	1,234,947
Tyson Foods, Cl. A	17,900	293,202
		4,375,782

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Energy—6.6%
Cimarex Energy	27,100	1,772,882
EXCO Resources	48,400	650,980
Forest Oil	7,800 [a]	203,736
Oceaneering International	9,600 [a]	480,096
Oil States International	12,400 [a]	511,252
Pioneer Natural Resources	11,100	641,802
Southern Union	40,900	920,250
Unit	27,100 [a]	923,297
		6,104,295
Financial—19.5%
American Financial Group	33,250	956,602
AmeriCredit	9,200 [a]	222,640
Apartment Investment &
Management, Cl. A	41,200 [c]	842,128
CB Richard Ellis Group, Cl. A	33,700 [a]	553,354
Comerica	9,100	313,131
Digital Realty Trust	6,500 [b,c]	385,255
Eaton Vance	15,900	413,241
Equity One	21,100 [c]	337,389
Fifth Third Bancorp	28,800	318,240
First Citizens Bancshares/NC, Cl. A	1,500	251,955
First Horizon National	34,469 [a]	347,448
FirstMerit	43,300	749,090
HCC Insurance Holdings	34,900	880,527
Highwoods Properties	10,900 [c]	340,952
Hospitality Properties Trust	49,900 [c]	975,545
International Bancshares	63,000	982,800
Jones Lang LaSalle	8,600	649,386
Liberty Property Trust	12,100 [c]	367,477
Macerich	21,998 [c]	911,157
NewAlliance Bancshares	83,900	1,026,936
Old Republic International	29,800	380,844

10

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Potlatch	31,100 [b,c]	1,041,850
Prosperity Bancshares	7,900	224,755
Reinsurance Group of America	17,700	774,198
SEI Investments	31,100	550,470
StanCorp Financial Group	27,700	986,951
SVB Financial Group	16,700 [a]	620,739
Weingarten Realty Investors	37,000 [b,c]	746,660
Westamerica Bancorporation	16,400 [b]	831,152
		17,982,872
Health Care—12.0%
Cephalon	11,600 [a]	656,676
Charles River Laboratories International	8,500 [a,b]	240,125
Cooper	15,800	637,372
Endo Pharmaceuticals Holdings	42,100 [a]	1,143,857
Health Net	26,300 [a]	628,044
Henry Schein	18,900 [a]	997,920
Hologic	59,700 [a]	847,143
Humana	19,300 [a]	922,347
Kinetic Concepts	20,400 [a,b]	651,168
LifePoint Hospitals	19,900 [a]	605,358
Medicis Pharmaceutical, Cl. A	41,200	1,133,000
Mettler-Toledo International	1,700 [a]	188,003
Mylan	17,200 [a,b]	295,152
STERIS	28,900	831,453
Techne	22,700	1,310,471
		11,088,089
Industrial—13.3%
Alaska Air Group	23,100 [a]	1,021,713
Carlisle Cos.	31,200	875,160
Copart	23,200 [a]	766,760
Corrections Corp. of America	45,400 [a,b]	1,012,874
Donaldson	17,000	712,300

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Graco	23,200	647,512
Hubbell, Cl. B	22,700	1,021,046
Joy Global	14,600	828,404
Kansas City Southern	19,500 [a]	654,615
Kennametal	8,800	221,760
Oshkosh	49,700 [a]	1,236,536
Owens Corning	11,700 [a]	318,240
Ryder System	10,100	387,537
Timken	51,200	1,674,752
Toro	3,600	179,640
Trinity Industries	21,600	369,792
URS	10,500 [a]	374,535
		12,303,176
Information Technology—16.0%
Advent Software	14,800 [a,b]	735,116
Broadridge Financial Solutions	29,400	627,690
CA	24,100	434,041
Computer Sciences	18,200	724,542
Convergys	38,400 [a]	388,992
Cypress Semiconductor	91,200 [a]	965,352
DST Systems	9,200	374,808
F5 Networks	8,000 [a]	699,440
FactSet Research Systems	21,400	1,573,970
Fairchild Semiconductor International	122,000 [a]	943,060
Gartner	21,200 [a,b]	608,016
Harris	5,200	218,764
Hewitt Associates, Cl. A	8,200 [a]	395,814
Lender Processing Services	16,700	489,811
Micron Technology	48,500 [a]	313,553
Plantronics	44,700	1,220,757
SanDisk	13,300 [a]	442,092
Synopsys	49,700 [a]	1,137,633

12

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Tech Data	40,900 [a]	1,480,580
Vishay Intertechnology	100,000 [a]	769,000
Waters	4,400 [a]	266,288
		14,809,319
Materials—7.6%
Cabot	11,200	318,416
Crown Holdings	6,700 [a]	186,662
Domtar	7,400	444,148
Huntsman	67,900	618,569
Lubrizol	18,000	1,679,580
MeadWestvaco	10,200	221,952
Minerals Technologies	28,400	1,522,240
Rayonier	6,400 [c]	302,720
Reliance Steel & Aluminum	21,600	804,600
Worthington Industries	61,300	871,686
		6,970,573
Telecommunication Services—1.2%
Amdocs	9,900 [a]	259,677
Telephone & Data Systems	29,200	843,588
		1,103,265
Utilities—6.1%
CMS Energy	17,100	299,250
Constellation Energy Group	22,700	665,791
DPL	67,300	1,704,036
Energen	22,000	938,960
MDU Resources Group	23,500	442,035
NV Energy	86,200	1,103,360
Westar Energy	7,500	179,775
WGL Holdings	7,400	260,998
		5,594,205
Total Common Stocks
(cost $97,522,390)		91,792,518

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—7.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $6,591,157)	6,591,157 [d]	6,591,157

Total Investments (cost $104,113,547)	106.5%	98,383,675
Liabilities, Less Cash and Receivables	(6.5%)	(5,976,555)
Net Assets	100.0%	92,407,120

a Non-income producing security.
b Security, or portion thereof, on loan.At August 31, 2010, the value of the fund’s securities on loan was $5,948,936 and the market value of the collateral held by the fund was $6,591,157.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	19.5	Money Market Investment	7.1
Information Technology	16.0	Energy	6.6
Industrial	13.3	Utilities	6.1
Consumer Discretionary	12.4	Consumer Staples	4.7
Health Care	12.0	Telecommunication Services	1.2
Materials	7.6		106.5

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2010

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $5,948,936)—Note 1(b):
Unaffiliated issuers			97,522,390	91,792,518
Affiliated issuers			6,591,157	6,591,157
Cash				30,749
Receivable for investment securities sold				3,617,027
Dividends and interest receivable				101,960
Receivable for shares of Common Stock subscribed				49,208
				102,182,619
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				82,574
Liability for securities on loan—Note 1(b)				6,591,157
Payable for investment securities purchased				2,758,726
Payable for shares of Common Stock redeemed				241,111
Accrued expenses				101,931
				9,775,499
Net Assets ($)				92,407,120
Composition of Net Assets ($):
Paid-in capital				136,156,306
Accumulated undistributed investment income—net				57,646
Accumulated net realized gain (loss) on investments				(38,076,960)
Accumulated net unrealized appreciation
(depreciation) on investments				(5,729,872)
Net Assets ($)				92,407,120

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	34,810,835	1,491,876	9,764,077	46,340,332
Shares Outstanding	2,290,479	105,019	685,040	3,010,649
Net Asset Value Per Share ($)	15.20	14.21	14.25	15.39

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Year Ended August 31, 2010

Investment Income ($):
Income:
Cash dividends;
Unaffiliated issuers	1,738,666
Affiliated issuers	1,365
Income from securities lending—Note 1(b)	23,964
Total Income	1,763,995
Expenses:
Management fee—Note 3(a)	816,534
Shareholder servicing costs—Note 3(c)	348,309
Distribution fees—Note 3(b)	100,538
Registration fees	58,672
Professional fees	37,394
Prospectus and shareholders’ reports	22,494
Custodian fees—Note 3(c)	16,508
Directors’ fees and expenses—Note 3(d)	6,515
Loan commitment fees—Note 2	2,652
Interest expense—Note 2	1,790
Miscellaneous	12,169
Total Expenses	1,423,575
Less—reduction in fees due to earnings credits—Note 1(b)	(196)
Net Expenses	1,423,379
Investment Income—Net	340,616
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	13,969,824
Net unrealized appreciation (depreciation) on investments	(261,939)
Net Realized and Unrealized Gain (Loss) on Investments	13,707,885
Net Increase in Net Assets Resulting from Operations	14,048,501

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2010	2009[a]
Operations ($):
Investment income—net	340,616	784,942
Net realized gain (loss) on investments	13,969,824	(40,768,072)
Net unrealized appreciation
(depreciation) on investments	(261,939)	(2,211,689)
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,048,501	(42,194,819)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(150,648)	(253,493)
Class I Shares	(348,790)	(390,769)
Class T Shares	—	(33,878)
Total Dividends	(499,438)	(678,140)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	15,618,802	53,110,868
Class B Shares	2,680	13,248
Class C Shares	377,043	629,342
Class I Shares	11,934,738	9,165,836
Class T Shares	—	1,320,992
Dividends reinvested:
Class A Shares	133,029	236,680
Class I Shares	346,096	390,769
Class T Shares	—	22,206
Cost of shares redeemed:
Class A Shares	(33,353,051)	(51,488,675)
Class B Shares	(866,390)	(853,379)
Class C Shares	(3,441,338)	(5,623,019)
Class I Shares	(18,409,429)	(10,521,843)
Class T Shares	—	(9,355,140)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(27,657,820)	(12,952,115)
Total Increase (Decrease) in Net Assets	(14,108,757)	(55,825,074)
Net Assets ($):
Beginning of Period	106,515,877	162,340,951
End of Period	92,407,120	106,515,877
Undistributed investment income—net	57,646	216,468

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,
	2010	2009[a]
Capital Share Transactions:
Class Ab,c
Shares sold	989,480	4,923,358
Shares issued for dividends reinvested	8,952	21,652
Shares redeemed	(2,143,237)	(4,926,075)
Net Increase (Decrease) in Shares Outstanding	(1,144,805)	18,935
Class Bb
Shares sold	192	1,156
Shares redeemed	(60,344)	(76,340)
Net Increase (Decrease) in Shares Outstanding	(60,152)	(75,184)
Class C
Shares sold	25,223	55,024
Shares redeemed	(236,940)	(502,625)
Net Increase (Decrease) in Shares Outstanding	(211,717)	(447,601)
Class I
Shares sold	750,763	758,746
Shares issued for dividends reinvested	23,058	35,396
Shares redeemed	(1,106,922)	(871,331)
Net Increase (Decrease) in Shares Outstanding	(333,101)	(77,189)
Class Tc
Shares sold	—	111,711
Shares issued for dividends reinvested	—	2,064
Shares redeemed	—	(869,082)
Net Increase (Decrease) in Shares Outstanding	—	(755,307)

a	Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b	During the period ended August 31, 2010, 10,691 Class B shares representing $146,551 were automatically converted to 10,029 Class A shares and during the period ended August 31, 2009, 19,216 Class B shares representing $225,000 were automatically converted to 18,084 Class A shares.
c	On the close of business on February 4, 2009, 483,824 Class T shares representing $5,138,211 were converted to
476,643 Class A shares.
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.62	17.80	20.93	18.57	17.75
Investment Operations:
Investment income—net[a]	.04	.09	.06	.05	.02
Net realized and unrealized
gain (loss) on investments	1.59	(4.20)	(1.93)	2.85	1.25
Total from Investment Operations	1.63	(4.11)	(1.87)	2.90	1.27
Distributions:
Dividends from investment income—net	(.05)	(.07)	—	—	—
Dividends from net realized
gain on investments	—	—	(1.26)	(.54)	(.45)
Total Distributions	(.05)	(.07)	(1.26)	(.54)	(.45)
Net asset value, end of period	15.20	13.62	17.80	20.93	18.57
Total Return (%)[b]	11.97	(23.02)	(9.37)	15.76	7.23
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36	1.52	1.22	1.22	1.35
Ratio of net expenses
to average net assets	1.36[c]	1.51	1.22[c]	1.22[c]	1.34
Ratio of net investment income
to average net assets	.27	.74	.32	.26	.09
Portfolio Turnover Rate	84.88	102.59	88.40	122.16	119.22
Net Assets, end of period ($ x 1,000)	34,811	46,780	60,795	106,762	37,056

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.79	16.77	19.96	17.87	17.23
Investment Operations:
Investment (loss)—net[a]	(.08)	(.01)	(.09)	(.12)	(.13)
Net realized and unrealized
gain (loss) on investments	1.50	(3.97)	(1.84)	2.75	1.22
Total from Investment Operations	1.42	(3.98)	(1.93)	2.63	1.09
Distributions:
Dividends from net realized
gain on investments	—	—	(1.26)	(.54)	(.45)
Net asset value, end of period	14.21	12.79	16.77	19.96	17.87
Total Return (%)[b]	11.10	(23.73)	(10.16)	14.91	6.33
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.21	2.34	2.07	2.09	2.20
Ratio of net expenses
to average net assets	2.21[c]	2.34[c]	2.07[c]	2.08	2.17
Ratio of net investment (loss)
to average net assets	(.58)	(.11)	(.53)	(.62)	(.73)
Portfolio Turnover Rate	84.88	102.59	88.40	122.16	119.22
Net Assets, end of period ($ x 1,000)	1,492	2,113	4,030	5,798	5,646

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

20

		Year Ended August 31,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.82	16.78	19.96	17.86	17.23
Investment Operations:
Investment income (loss)—net[a]	(.07)	.00[b]	(.08)	(.11)	(.12)
Net realized and unrealized
gain (loss) on investments	1.50	(3.96)	(1.84)	2.75	1.20
Total from Investment Operations	1.43	(3.96)	(1.92)	2.64	1.08
Distributions:
Dividends from net realized
gain on investments	—	—	(1.26)	(.54)	(.45)
Net asset value, end of period	14.25	12.82	16.78	19.96	17.86
Total Return (%)[c]	11.15	(23.60)	(10.10)	14.91	6.39
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11	2.23	2.01	2.01	2.12
Ratio of net expenses
to average net assets	2.11[d]	2.22	2.00	2.01[d]	2.12[d]
Ratio of net investment income
(loss) to average net assets	(.49)	.01	(.46)	(.55)	(.68)
Portfolio Turnover Rate	84.88	102.59	88.40	122.16	119.22
Net Assets, end of period ($ x 1,000)	9,764	11,499	22,554	28,984	21,865

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class I Shares	2010	2009	2008	2007[a]	2006
Per Share Data ($):
Net asset value, beginning of period	13.79	18.05	21.18	18.75	17.91
Investment Operations:
Investment income—net[b]	.09	.12	.10	.09	.04
Net realized and unrealized
gain (loss) on investments	1.61	(4.26)	(1.97)	2.88	1.25
Total from Investment Operations	1.70	(4.14)	(1.87)	2.97	1.29
Distributions:
Dividends from investment income—net	(.10)	(.12)	—	—	—
Dividends from net realized
gain on investments	—	—	(1.26)	(.54)	(.45)
Total Distributions	(.10)	(.12)	(1.26)	(.54)	(.45)
Net asset value, end of period	15.39	13.79	18.05	21.18	18.75
Total Return (%)	12.37	(22.78)	(9.25)	15.99	7.28
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05	1.18	1.04	1.13	2.08
Ratio of net expenses
to average net assets	1.05[c]	1.17	1.03	1.07	1.21
Ratio of net investment income
to average net assets	.57	1.01	.51	.41	.24
Portfolio Turnover Rate	84.88	102.59	88.40	122.16	119.22
Net Assets, end of period ($ x 1,000)	46,340	46,124	61,738	30,071	5,491

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Structured Midcap Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering eleven series, including the fund. The fund’s investment objective is to seek long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (200 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations

24

or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	90,725,214	—	—	90,725,214
Equity Securities—
Foreign†	1,067,304	—	—	1,067,304
Mutual Funds	6,591,157	—	—	6,591,157
† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund.

26

No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S Government and Agency securities or letters of credit.The fund is entitled to receive all

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended August 31, 2010, The Bank of New York Mellon earned $10,271 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended August 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	8/31/2009 ($)	Purchases ($)	Sales ($)	8/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	963,000	22,983,000	23,946,000	-	-
Dreyfus
Institutional
Cash
Advantage
Plus Fund	23,666,759	68,672,055	85,747,657	6,591,157	7.1
Total	24,629,759	91,655,055	109,693,657	6,591,157	7.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

28

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $57,646, accumulated capital losses $38,064,561 and unrealized depreciation $5,742,271.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2010. If not applied, $17,388,744 of the carryover expires in fiscal 2017 and $20,675,817 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2010 and August 31, 2009 were as follows: ordinary income $499,438 and $678,140, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility held by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2010 was approximately $122,200, with a related weighted average annualized interest rate of 1.46%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Mellon Capital, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 up to $100 million	.25%
$100 million up to $1 billion	.20%
$1 billion up to $1.5 billion	.16%
In excess of $1.5 billion	.10%

During the period ended August 31, 2010, the Distributor retained $2,100 from commissions earned on sales of the fund’s Class A shares and $9,041 and $304 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended August 31, 2010, Class B and Class C shares were charged $14,196 and $86,342, respectively, pursuant to the Plan.

30

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2010, Class A, Class B and Class C shares were charged $110,514, $4,732 and $28,781, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2010, the fund was charged $40,854 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2010, the fund was charged $3,645 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $196.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2010, the fund was charged $16,508 pursuant to the custody agreement.

During the period ended August 31, 2010, the fund was charged $4,648 for services performed by the Chief Compliance Officer.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $61,450, Rule 12b-1 distribution plan fees $7,560, shareholder services plan fees $10,262, custodian fees $2,178, chief compliance officer fees $673 and transfer agency per account fees $451.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2010, amounted to $89,779,251 and $117,361,303, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended August 31, 2010. These disclosures did not impact the notes to the financial statements.

At August 31, 2010, the cost of investments for federal income tax purposes was $104,125,946; accordingly, accumulated net unrealized depreciation on investments was $5,742,271, consisting of $6,323,984 gross unrealized appreciation and $12,066,255 gross unrealized depreciation.

32

NOTE 5—Plan of Reorganization:

On June 29, 2010, the Board of Directors of the Company approved an Agreement and Plan of Reorganization (“Agreement”) between the Company, on behalf of the fund, and Strategic Funds, Inc. on behalf of Dreyfus Active Midcap Fund, (the “Acquiring Fund”).The Agreement provides for the transfer of the fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the fund’s stated liabilities, the distribution of shares of the Acquiring Fund to fund shareholders and the subsequent termination of the fund (the “Reorganization”). In anticipation of the Reorganization, effective August 2, 2010, the fund was closed to any investments for new accounts. If approved by the fund’s shareholders, the Reorganization is anticipated to occur in January 2011.

The Fund 33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Structured Midcap Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Structured Midcap Fund (one of the series comprising Advantage Funds, Inc.) as of August 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Structured Midcap Fund at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 25, 2010

34

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2010 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $499,438 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 2, 2010, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with investment management services, and the Sub-Investment Advisory Agreement between Dreyfus and Mellon Capital Management Corporation (the “Sub-Adviser”) (together, the “Agreements”), pursuant to which the Sub-Adviser provides day-to-day management of the fund’s portfolio, for a one-year term ending March 30, 2011.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In approving the continuance of the Agreements, the Board considered all factors that it believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser pursuant to their Agreements. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered the Sub-Adviser’s research and portfolio management capabilities and Dreyfus’ oversight of day-today fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting

36

and compliance infrastructure, as well as Dreyfus’ supervisory activities over the Sub-Adviser. The Board also considered the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ and the Sub-Adviser’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail front-end load mid-cap core funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional mid-cap core funds (the“Performance Universe”) selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s average annual total return was variously below, above and at the Performance Group and Performance Universe medians for periods ended December 31, 2009. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s contractual management fee was lower than the Expense Group median, the fund’s actual management fee was at the Expense Group median and higher than the Expense Universe median, and the fund’s expense ratio was higher than the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus, the Sub-Adviser or their affiliates by mutual funds and/or separate accounts with similar investment objectives, policies

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ or the Sub-Adviser’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. The Board analyzed differences in fees paid and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management and sub-investment advisory fees.

The Board also considered the fee paid to the Sub-Adviser in relation to the fee paid to Dreyfus and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted that the Sub-Adviser’s fee is paid by Dreyfus and not by the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members also considered potential benefits to Dreyfus or the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, respectively, including the nature, extent and quality of such services and that a dis-

38

cussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. It also was noted that Dreyfus did not realize a profit on the fund’s operations.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Agreements. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board was generally satisfied with the fund’s relative performance.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the Agreements was in the best interests of the fund and its shareholders.

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (66)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

- Corporate Director and Trustee

Other Public Company Board Memberships During Past 5 Years:

- CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
- The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
- Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)

No. of Portfolios for which Board Member Serves: 170

Peggy C. Davis (67)
Board Member (2006)

Principal Occupation During Past 5 Years:

- Shad Professor of Law, New York University School of Law
- Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 51

David P. Feldman (70)
Board Member (1996)

Principal Occupation During Past 5 Years:

- Corporate Director and Trustee

Other Public Company Board Memberships During Past 5 Years:

- BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
- QMed, Inc. a healthcare company, Director (1999-2007)

No. of Portfolios for which Board Member Serves: 48

James F. Henry (79)
Board Member (2006)

Principal Occupation During Past 5 Years:

- Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation

No. of Portfolios for which Board Member Serves: 33

40

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

The Fund 43

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

NATALIA GRIBAS, Anti-Money Laundering
Compliance Officer since July 2010.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
19	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Information About the Review and Approval of the Fund’s Management Agreement
35	Board Members Information
37	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Technology Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Technology Growth Fund, covering the 12-month period from September 1, 2009, through August 31, 2010.

As the summer of 2010 cooled off, so did the pace of the U.S. and global economic recoveries. Former engines of growth appeared to stall as large parts of the developed world remained indebted and burdened by weak housing markets.While some emerging markets have posted more impressive growth rates, their developing economies have not yet provided a meaningful boost to global economic activity.The result has been a subpar U.S. recovery with stubbornly high unemployment rates, low levels of consumer confidence and muted corporate investment.

Nonetheless, we do not expect a return to recessionary conditions, thanks to record low short-term interest rates and quantitative easing from the Federal Reserve Board. In addition, the corporate profit outlook continues to be positive for many U.S. companies that have taken advantage of improved demand while aggressively controlling costs. Consequently, we believe high-quality stocks, in general, are now attractive relative to other asset classes due to improved valuations, healthy corporate balance sheets and better-than-expected earnings.As always, your financial advisor is best-suited to help you evaluate and adjust your investments and potentially seize opportunities in this slow-growth economic context.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by Barry K. Mills, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, Dreyfus Technology Growth Fund’s Class A shares produced a total return of 19.05%, Class B shares returned 17.75%, Class C shares returned 17.96% and Class I shares returned 19.47%.1 In comparison, the fund’s benchmarks, the Morgan Stanley HighTechnology 35 Index (“MS HighTech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced total returns of 4.08% and 4.93%, respectively, over the same period.2,3 Although a market rally over much of the reporting period proved especially beneficial for technology stocks, renewed volatility later erased a portion of the market’s gains as investors grew concerned about a number of threats to U.S. and global economic growth.The fund produced substantially higher returns than its benchmarks, mainly due to the success of our bottom-up stock selection strategy in several industry groups.

The Fund’s Investment Approach

The fund seeks capital appreciation by investing in growth companies of any size that we regard as leading producers or beneficiaries of technological innovation.The fund’s investment process centers on a multi-dimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies.The fund seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles and/or favorable valuations.

Investors Refocused on Fundamentals in 2010

The reporting period began in the midst of an economic recovery and stock market rally, as improved manufacturing activity and an apparent bottoming of residential housing prices helped boost confidence among businesses, consumers and investors.Technology stocks ranked among the stronger performing sectors in the rebound from September 2009 through April 2010, with pent-up demand from businesses and consumers’ enthusiasm for new mobile devices supporting sales and earnings.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

In the second quarter of 2010, however, the financial markets encountered heightened volatility when Greece and other European nations found themselves unable to refinance heavy debt burdens. Robust economic growth in China, one of the primary engines of the global recovery, seemed to spark local inflationary pressures, and investors grew worried that remedial measures might dampen the region’s growth. In the United States, mixed data regarding retail sales, employment and the housing market fueled fears that businesses and consumers might rein in spending.

As a result of these influences, investors became more selective than they had been during the 2008 downturn and 2009 rebound, as evidenced by wide disparities in the stock-price movements of individual companies within the same industry groups. Some well-positioned technology companies doubled in value over the reporting period, while others posted sharp declines.

Successful Selections in a Stock Picker’s Market

A more selective market environment proved well suited to our research-intensive investment approach. Our analyses tended to identify opportunities among individual companies that historically have thrived in the later stages of an economic rebound, including businesses in the software, services and hardware industry groups. Conversely, we maintained underweighted exposure to semiconductor companies, which tend to do well early in economic rebounds.

Among technology companies that primarily serve businesses, the fund achieved strong results from virtual server pioneer VMware, which profited as more businesses migrated toward “cloud computing” for their technology needs. Akamai Technologies benefited from rising demand for streaming video and other high-bandwidth Internet applications. Similarly, Riverbed Technology encountered more robust demand for network optimization solutions. Enterprise software developer Sybase was acquired during the reporting period by a former rival, boosting its stock price.

Some consumer-oriented technology companies also fared well. For example, film rental giant Netflix, a new position during the reporting period, gained value amid subscriber growth and increased capacity for online streaming.

4

The fund benefited from not owning hard-drive maker Seagate Technology and semiconductor giant Intel, both of which suffered from inventory issues as demand cooled for personal computers, as well as wireless equipment manufacturer Nokia, which lost market share when more consumers turned from traditional handsets to smartphones. Detracting from performance, the fund did not participate in gains posted by financial software company Intuit. The fund did hold a position in smartphone maker Research In Motion, which did not fare well and was consequently sold during the reporting period.

Enterprise Spending Should Remain Robust

Although the global and U.S. economies clearly have hit a soft patch, we do not expect a return to recessionary conditions.When businesses gain greater confidence that the mild recovery is intact, we believe they will use some of the ample cash on their balance sheets to invest in productivity enhancements, including upgrades of hardware and software. Meanwhile, consumers have continued to respond enthusiastically to new products, such as Apple’s iPad.Therefore, we have maintained our emphasis on technology companies that stand to benefit in the later stages of the economic cycle.

September 15, 2010

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The technology sector has been among the most volatile sectors of the stock market.
Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable and some companies may be experiencing significant losses.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley High Technology 35 Index is an
unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.
3	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Bloomberg L.P. Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B, Class C and Class I shares of Dreyfus Technology Growth Fund on 8/31/00 to a $10,000 investment made in each of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and the Morgan Stanley High Technology 35 Index (the “MS High Tech 35 Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The MS High Tech 35 Index reflects reinvestment of net dividends and, where applicable, capital gain distributions.The MS High Tech 35 Index is an unmanaged, equal dollar-weighted index from the electronics-based subsectors. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/10

	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	12.20%	1.61%	–9.73%
without sales charge	19.05%	2.83%	–9.19%
Class B shares
with applicable redemption charge †	13.75%	1.31%	–9.71%
without redemption	17.75%	1.69%	–9.71%
Class C shares
with applicable redemption charge ††	16.96%	1.87%	–10.01%
without redemption	17.96%	1.87%	–10.01%
Class I shares	19.47%	3.24%	–8.80%
Morgan Stanley High
Technology 35 Index	4.08%	1.65%	–6.87%
Standard & Poor’s 500
Composite Stock Price Index	4.93%	–0.91%	–1.81%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Technology Growth Fund from March 1, 2010 to August 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2010
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 7.71	$ 14.78	$ 12.39	$ 6.09
Ending value (after expenses)	$1,079.70	$1,072.70	$1,074.90	$1,081.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2010
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 7.48	$ 14.34	$ 12.03	$ 5.90
Ending value (after expenses)	$1,017.80	$1,010.94	$1,013.26	$1,019.36

† Expenses are equal to the fund’s annualized expense ratio of 1.47% for Class A, 2.83% for Class B, 2.37% for Class C and 1.16% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
August 31, 2010

Common Stocks—92.4%	Shares	Value ($)
Consumer Discretionary—7.1%
Amazon.com	110,540 [a]	13,798,708
Netflix	44,460 [a]	5,580,619
		19,379,327
Information Technology—80.3%
Akamai Technologies	265,230 [a]	12,219,146
Amphenol, Cl. A	175,442	7,143,998
Apple	58,028 [a]	14,122,274
BMC Software	183,601 [a]	6,620,652
Cavium Networks	104,085 [a,b]	2,512,612
Cognizant Technology Solutions, Cl. A	106,877 [a]	6,156,650
Dolby Laboratories, Cl. A	130,440 [a]	7,228,985
Electronic Arts	293,488 [a]	4,472,757
Google, Cl. A	23,178 [a]	10,430,564
Informatica	289,110 [a]	9,297,778
International Business Machines	78,520	9,676,020
Lam Research	151,410 [a]	5,467,415
Microsoft	447,206	10,500,397
Motorola	1,702,120 [a]	12,816,964
NetApp	343,420 [a]	13,887,905
OpenTable	63,450 [a,b]	3,381,885
Oracle	424,096	9,279,220
Paychex	188,640 [b]	4,695,250
QUALCOMM	358,350	13,728,388
Quest Software	312,510 [a]	6,697,089
Riverbed Technology	230,990 [a]	8,860,776
Salesforce.com	112,150 [a]	12,323,042
SuccessFactors	128,280 [a]	2,706,708
Taleo, Cl. A	155,870 [a]	3,994,948
Teradata	202,030 [a]	6,614,462
Trimble Navigation	200,230 [a]	5,632,470
VMware, Cl. A	106,600 [a]	8,375,562
		218,843,917
Telecommunication Services—5.0%
AT & T	500,340	13,524,190
Total Common Stocks
(cost $222,413,287)		251,747,434

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Limited Partnership Interests—.7%	Shares	Value ($)
Information Technology
Bluestream Ventures, LPa,d		1,854,217
Ingenex, LPa,d		0
Total Limited Partnership Interests
(cost $3,181,315)		1,854,217

Other Investment—3.9%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $10,784,000)	10,784,000 [c]	10,784,000

Investment of Cash Collateral
for Securities Loaned—4.0%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $10,791,457)	10,791,457 [c]	10,791,457
Total Investments (cost $247,170,059)	101.0%	275,177,108
Liabilities, Less Cash and Receivables	(1.0%)	(2,830,398)
Net Assets	100.0%	272,346,710

a Non-income producing security.
b Security, or portion thereof, on loan.At August 31, 2010, the market value of the fund’s securities on loan was
$1,947,098 and the market value of the collateral held by the fund was $10,791,457.The collateral held at period end includes amounts for unsettled sales of investments for which the collateral has not yet been returned.
c Investment in affiliated money market mutual fund.
d Securities restricted as to public resale. Investment in restricted securities with aggregate market value of $1,854,217 representing .7% of net assets (see below).

Issuer	Acquisition Date	Cost ($)	Net Assets (%)	Valuation ($)
Bluestream
Ventures, LP	4/30/2004-6/11/2008	3,181,315	0.7	1,854,217
Ingenex, LP	4/30/2004	0	0.0	0

Portfolio Summary (Unaudited)†
	Value (%)			Value (%)
Information Technology	81.0	Telecommunication Services		5.0
Money Market Investments	7.9
Consumer Discretionary	7.1			101.0

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2010

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,947,098) —Note 1(c):
Unaffiliated issuers			225,594,602	253,601,651
Affiliated issuers			21,575,457	21,575,457
Receivable for investment securities sold				12,931,711
Dividends and interest receivable				180,833
Receivable for shares of Common Stock subscribed				41,286
Prepaid expenses				38,346
				288,369,284
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				315,425
Cash overdraft due to Custodian				16,988
Liability for securities on loan—Note 1(c)				10,791,457
Payable for investment securities purchased				4,231,596
Payable for shares of Common Stock redeemed				313,602
Accrued expenses				353,506
				16,022,574
Net Assets ($)				272,346,710
Composition of Net Assets ($):
Paid-in capital				410,497,111
Accumulated net realized gain (loss) on investments				(166,157,450)
Accumulated net unrealized appreciation
(depreciation) on investments				28,007,049
Net Assets ($)				272,346,710

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	242,999,440	2,290,458	23,274,417	3,782,395
Shares Outstanding	9,435,092	99,494	1,001,058	140,392
Net Asset Value Per Share ($)	25.75	23.02	23.25	26.94

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Year Ended August 31, 2010

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,031,577
Affiliated issuers	12,932
Income from securities lending—Note 1(c)	14,090
Total Income	1,058,599
Expenses:
Management fee—Note 3(a)	1,928,119
Shareholder servicing costs—Note 3(c)	1,723,772
Distribution fees—Note 3(b)	199,647
Prospectus and shareholders’ reports	98,600
Registration fees	58,361
Professional fees	47,756
Custodian fees—Note 3(c)	24,864
Directors’ fees and expenses—Note 3(d)	15,092
Loan commitment fees—Note 2	6,357
Miscellaneous	14,366
Total Expenses	4,116,934
Less—reduction in fees due to earnings credits—Note 1(c)	(3,095)
Net Expenses	4,113,839
Investment (Loss)—Net	(3,055,240)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	44,043,141
Net unrealized appreciation (depreciation) on investments	2,028,102
Net Realized and Unrealized Gain (Loss) on Investments	46,071,243
Net Increase in Net Assets Resulting from Operations	43,016,003

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2010	2009[a]
Operations ($):
Investment (loss)—net	(3,055,240)	(1,783,972)
Net realized gain (loss) on investments	44,043,141	(62,435,229)
Net unrealized appreciation
(depreciation) on investments	2,028,102	22,878,405
Net Increase (Decrease) in Net Assets
Resulting from Operations	43,016,003	(41,340,796)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	63,577,756	57,642,713
Class B Shares	62,278	47,191
Class C Shares	2,226,125	481,382
Class I Shares	2,209,883	690,834
Class T Shares	—	91,848
Cost of shares redeemed:
Class A Shares	(72,968,858)	(68,621,752)
Class B Shares	(2,352,700)	(3,003,041)
Class C Shares	(4,314,517)	(3,681,020)
Class I Shares	(1,307,828)	(18,064,509)
Class T Shares	—	(1,413,218)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(12,867,861)	(35,829,572)
Total Increase (Decrease) in Net Assets	30,148,142	(77,170,368)
Net Assets ($):
Beginning of Period	242,198,568	319,368,936
End of Period	272,346,710	242,198,568

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,
	2010	2009[a]
Capital Share Transactions:
Class Ab,c
Shares sold	2,519,878	3,195,372
Shares redeemed	(2,986,756)	(3,741,056)
Net Increase (Decrease) in Shares Outstanding	(466,878)	(545,684)
Class Bb
Shares sold	2,154	2,689
Shares redeemed	(108,462)	(179,469)
Net Increase (Decrease) in Shares Outstanding	(106,308)	(176,780)
Class C
Shares sold	94,331	27,730
Shares redeemed	(192,046)	(226,392)
Net Increase (Decrease) in Shares Outstanding	(97,715)	(198,662)
Class I
Shares sold	86,308	35,801
Shares redeemed	(50,098)	(788,617)
Net Increase (Decrease) in Shares Outstanding	36,210	(752,816)
Class Tc
Shares sold	—	4,966
Shares redeemed	—	(91,517)
Net Increase (Decrease) in Shares Outstanding	—	(86,551)

a	Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b	During the period ended August 31, 2010, 59,639 Class B shares representing $1,280,271 were automatically converted to 53,689 Class A shares and during the period ended August 31, 2009, 90,653 Class B shares representing $1,524,394 were automatically converted to 82,529 Class A shares.
c	On the close of business on February 4, 2009, 71,990 Class T shares representing $1,090,652 were converted to
69,116 Class A shares.
See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	21.63	24.63	27.18	23.03	22.40
Investment Operations:
Investment (loss)—net[a]	(.27)	(.13)	(.15)	(.21)	(.18)
Net realized and unrealized
gain (loss) on investments	4.39	(2.87)	(2.40)	4.36	.78
Total from Investment Operations	4.12	(3.00)	(2.55)	4.15	.60
Capital contribution by Manager	—	—	—	—	.03
Net asset value, end of period	25.75	21.63	24.63	27.18	23.03
Total Return (%)[b]	19.05	(12.22)	(9.35)	18.02	2.81[c]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.51	1.70	1.52	1.46	1.38
Ratio of net expenses
to average net assets	1.51[d]	1.67	1.44	1.42	1.38[d]
Ratio of net investment
(loss) to average net assets	(1.09)	(.72)	(.59)	(.82)	(.77)
Portfolio Turnover Rate	110.92	122.48	126.37	28.80	48.26
Net Assets, end of period ($ x 1,000)	242,999	214,170	257,360	366,083	391,530

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	If capital contribution had not been made by the Manager, total return for the year ended August 31, 2006 would have been 2.67%.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	19.55	22.57	25.10	21.51	21.17
Investment Operations:
Investment (loss)—net[a]	(.48)	(.33)	(.34)	(.43)	(.41)
Net realized and unrealized
gain (loss) on investments	3.95	(2.69)	(2.19)	4.02	.72
Total from Investment Operations	3.47	(3.02)	(2.53)	3.59	.31
Capital contribution by Manager	—	—	—	—	.03
Net asset value, end of period	23.02	19.55	22.57	25.10	21.51
Total Return (%)[b]	17.75	(13.38)	(10.08)	16.69	1.61[c]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.62	3.03	2.38	2.51	2.47
Ratio of net expenses
to average net assets	2.62[d]	3.00	2.30	2.47	2.47[d]
Ratio of net investment (loss)
to average net assets	(2.25)	(2.03)	(1.46)	(1.91)	(1.92)
Portfolio Turnover Rate	110.92	122.48	126.37	28.80	48.26
Net Assets, end of period ($ x 1,000)	2,290	4,024	8,634	18,097	45,652

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	If capital contribution had not been made by the Manager, total return for the year ended August 31, 2006 would have been 1.47%.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

16

		Year Ended August 31,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	19.71	22.69	25.24	21.58	21.19
Investment Operations:
Investment (loss)—net[a]	(.45)	(.29)	(.34)	(.40)	(.38)
Net realized and unrealized
gain (loss) on investments	3.99	(2.69)	(2.21)	4.06	.74
Total from Investment Operations	3.54	(2.98)	(2.55)	3.66	.36
Capital contribution by Manager	—	—	—	—	.03
Net asset value, end of period	23.25	19.71	22.69	25.24	21.58
Total Return (%)[b]	17.96	(13.13)	(10.10)	16.96	1.84[c]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.44	2.76	2.37	2.32	2.33
Ratio of net expenses
to average net assets	2.43	2.73	2.28	2.28	2.33[d]
Ratio of net investment (loss)
to average net assets	(2.03)	(1.78)	(1.43)	(1.69)	(1.73)
Portfolio Turnover Rate	110.92	122.48	126.37	28.80	48.26
Net Assets, end of period ($ x 1,000)	23,274	21,655	29,434	40,090	50,656

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	If capital contribution had not been made by the Manager, total return for the year ended August 31, 2006 would have been 1.70%.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class I Shares	2010	2009	2008	2007[a]	2006
Per Share Data ($):
Net asset value, beginning of period	22.55	25.54	28.08	23.71	22.97
Investment Operations:
Investment (loss)—net[b]	(.20)	(.07)	(.06)	(.11)	(.08)
Net realized and unrealized
gain (loss) on investments	4.59	(2.92)	(2.48)	4.48	.79
Total from Investment Operations	4.39	(2.99)	(2.54)	4.37	.71
Capital contribution by Manager	—	—	—	—	.03
Net asset value, end of period	26.94	22.55	25.54	28.08	23.71
Total Return (%)	19.47	(11.71)	(9.04)	18.43	3.22[c]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.19	1.28	1.24	1.08	.82
Ratio of net expenses
to average net assets	1.19[d]	1.24	1.16	1.04	.82[d]
Ratio of net investment (loss)
to average net assets	(.76)	(.39)	(.22)	(.44)	(.36)
Portfolio Turnover Rate	110.92	122.48	126.37	28.80	48.26
Net Assets, end of period ($ x 1,000)	3,782	2,350	21,889	5,458	4,612

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	If capital contribution had not been made by the Manager, total return for the year ended August 31, 2006 would have been 3.08%.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Technology Growth Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers eleven series, including the fund.The fund’s investment objective is to seek capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (200 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pric-

20

ing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	251,747,434	—	—	251,747,434
Limited Partnership
Interests	—	—	1,854,217	1,854,217
Mutual Funds	21,575,457	—	—	21,575,457
† See Statement of Investments for industry classification.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Limited Partnership
Interests ($)
Balance as of 8/31/2009	1,825,686
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	28,531
Net purchases (sales)	—
Transfers in and/or out of Level 3	—
Balance as of 8/31/2010	1,854,217
The amount of total gains (losses) for the
period included in earnings attributable to the
change in unrealized gains (losses) relating
to investments still held at 8/31/2010	28,531

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to

22

prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement dates and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investment are included with net realized and unrealized gain or loss on investments.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended August 31, 2010,The Bank of New York Mellon earned $4,697, from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

24

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended August 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	8/31/2009 ($)	Purchases ($)	Sales ($)	8/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	6,688,000	123,516,000	119,420,000	10,784,000	3.9
Dreyfus
Institutional
Cash
Advantage
Fund	19,134,740	143,011,108	151,354,391	10,791,457	4.0
Total	25,822,740	266,527,108	270,774,391	21,575,457	7.9

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended August 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2010, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $162,082,226 and unrealized appreciation $23,931,825.

The accumulated capital loss carryover is available for federal income tax purposes subject to annual limitations on the utilization pursuant to Section 382 of the Internal Revenue Code. If not applied, $72,980,095 of the carryover expires in fiscal 2011, $73,225,503 expires in fiscal 2012, $15,159,711 expires in fiscal 2017 and $716,917, expires in fiscal 2018.

During the period ended August 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and limited partnerships, the fund increased accumulated undistributed investment income-net by $3,055,240, decreased accumulated net realized gain (loss) on investments by $202,143 and decreased paid-in-capital by $2,853,097. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility held by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund

26

based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended August 31, 2010, the Distributor retained $9,319 from commissions earned on sales of the fund’s Class A shares and $6,328 and $2,586 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended August 31, 2010, Class B and Class C shares were charged $23,536 and $176,111, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2010, Class A, Class B and Class C shares were charged $567,120, $7,845 and $58,704, respectively, pursuant to the Shareholder Services Plan.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2010, the fund was charged $335,178 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2010, the fund was charged $54,395 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $3,095.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2010, the fund was charged $24,864 pursuant to the custody agreement.

During the period ended August 31, 2010, the fund was charged $4,648 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $175,822, Rule 12b-1 distribution plan fees $16,523, shareholder services plan fees $57,777, custodian fees $4,000, chief compliance officer fees $673 and transfer agency per account fees $60,630.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

28

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2010, amounted to $272,564,931 and $299,904,936, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended August 31, 2010. These disclosures did not impact the notes to the financial statements.

At August 31, 2010, the cost of investments for federal income tax purposes was $251,245,283; accordingly, accumulated net unrealized appreciation on investments was $23,931,825, consisting of $34,543,576 gross unrealized appreciation and $10,611,751 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Technology Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Technology Growth Fund (one of the series comprising Advantage Funds, Inc.) as of August 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Technology Growth Fund at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 25, 2010

30

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 2, 2010, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 30, 2011. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that it believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail front-end load science and technology funds (the “Performance Group”) and to a larger universe of funds consisting of all retail and institutional science and technology funds (the “Performance Universe”) selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted the fund’s average annual total return was above the Performance Group medians for all periods ended December 31, 2009 except the five-year period and was variously below and above the Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was slightly above the Expense Group median and below the Expense Universe median and the fund’s expense ratio was above the Expense Group and Expense Universe medians.

Representatives of Dreyfus noted that there were no similarly managed funds, separate accounts or wrap fee accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses

32

and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that Dreyfus did not realize a profit on the fund’s operations.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was generally satisfied with the fund’s performance.

  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the Management Agreement was in the best interests of the fund and its shareholders.

34

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

The Fund 37

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

38

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

NATALIA GRIBAS, Anti-Money Laundering
Compliance Officer since July 2010.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

The Fund 39

NOTES

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $196,025 in 2009 and $200,225 in 2010.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $        42,208 in 2009 and $43,674 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $  -0-in 2009 and $-0- in 2010.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $26,971 in 2009 and $25,525 in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2009 and $-0- in 2010.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $493 in 2009 and $4,672 in 2010. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $-0- in 2009 and $-0- in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $24,372,300 in 2009 and $28,173,266 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and                         Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advantage Funds, Inc. By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	October 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	October 26, 2010

By: /s/ James Windels
James Windels, Treasurer
Date:	October 26, 2010

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)